UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.        )

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Virage Logic Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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VIRAGE LOGIC CORPORATION

Notice Of Annual Meeting Of Stockholders

To Be Held March 1, 2005

      The Annual Meeting of Stockholders of Virage Logic Corporation (the “Company”) will be held on March 1, 2005 at 8:00 a.m. Pacific Standard Time at the Company’s headquarters located at 47100 Bayside Parkway, Fremont, CA 94538, for the following purposes, as more fully described in the accompanying Proxy Statement:

1. To elect two Class II directors to hold office until the 2008 Annual Meeting of Stockholders and until their successors are elected and qualified.

2. To approve the amendment of the Virage Logic Corporation 2002 Equity Incentive Plan to: (i) increase the number of shares of common stock issuable under the plan by an additional 1,000,000 shares, (ii) restrict the Company from granting stock options at an exercise price that is lower than the fair market value, and (iii) require the approval of the stockholders of the Company for any repricing of outstanding awards and for any material amendment to the plan.

3. To approve the amendment of the Virage Logic Corporation 2000 Employee Stock Purchase Plan to increase the number of shares of common stock issuable under the plan by an additional 200,000 shares.

4. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2005.

5. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

      Only stockholders of record at the close of business on January 6, 2005 will be entitled to notice of, and to vote at, such meeting or any adjournments or postponements thereof.

BY ORDER OF THE BOARD OF DIRECTORS

J. Daniel McCranie Chairman of the Board

Fremont, California

January 12, 2005

YOUR VOTE IS IMPORTANT!

          WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND MAIL PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY CARD.

2005 ANNUAL MEETING OF STOCKHOLDERS
BOARD OF DIRECTORS
NOMINEES AND CONTINUING DIRECTORS
CORPORATE GOVERNANCE
DIRECTOR COMPENSATION
BOARD COMMITTEES
MEETINGS OF THE BOARD AND COMMITTEES
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
SECURITY OWNERSHIP BY CERTAIN BENEFICIAL HOLDERS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
REPORT OF THE AUDIT COMMITTEE
PERFORMANCE GRAPH
COMPARISON OF CUMULATIVE TOTAL RETURN*
PROPOSAL 1 -- ELECTION OF DIRECTORS
PROPOSAL 2 -- APPROVAL OF AMENDMENTS OF THE VIRAGE LOGIC CORPORATION 2002 EQUITY INCENTIVE PLAN
PROPOSAL 3 -- APPROVAL OF AMENDMENTS OF THE VIRAGE LOGIC CORPORATION 2000 EMPLOYEE STOCK PURCHASE PLAN
PROPOSAL 4 -- RATIFICATION OF APPOINTMENT INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
OTHER MATTERS
STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING
APPENDIX A
APPENDIX B

VIRAGE LOGIC CORPORATION

47100 Bayside Parkway
Fremont, California 94538
(510) 360-8000

PROXY STATEMENT

2005 ANNUAL MEETING OF STOCKHOLDERS

      Virage Logic Corporation (the “Company”) is furnishing this Proxy Statement and the enclosed proxy in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on March 1, 2005, at 8:00 a.m., Pacific Standard Time at the Company’s headquarters located at 47100 Bayside Parkway, Fremont, CA 94538, and at any adjournments thereof (the “Annual Meeting”). These materials are being mailed to stockholders on or about January 20, 2005.

      Only holders of the Company’s common stock, $0.001 par value per share, (the “Common Stock”) as of the close of business on January 6, 2005 (the “Record Date”) are entitled to vote at the Annual Meeting. Stockholders who hold shares of the Company in “street name” may vote at the Annual Meeting only if they hold a valid proxy from their broker. As of the Record Date, there were 21,946,633 shares of Common Stock outstanding.

      A majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting must be present in person or by proxy in order for there to be a quorum at the meeting. Stockholders of record who are present at the meeting in person or by proxy and who abstain from voting, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, will be included in the number of stockholders present at the meeting for purposes of determining whether a quorum is present.

      Each stockholder of record is entitled to one vote at the Annual Meeting for each share of Common Stock held by such stockholder on the Record Date. Stockholders do not have cumulative voting rights. Stockholders may vote their shares by using the proxy card enclosed with this Proxy Statement. All proxy cards received by the Company which are properly signed and have not been revoked will be voted in accordance with the instructions contained in the proxy cards. If a signed proxy card is received which does not specify a vote or an abstention, the shares represented by that proxy card will be voted for the nominees to the Board of Directors listed on the proxy card and in this Proxy Statement, for the approval of the amendments of the Virage Logic Corporation 2002 Equity Incentive Plan (the “2002 Plan”) and the 2000 Employee Stock Purchase Plan (the “Purchase Plan”) and for the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2005. The Company is not aware, as of the date hereof, of any matters to be voted upon at the Annual Meeting other than those stated in this Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders. If any other matters are properly brought before the Annual Meeting, the enclosed proxy card gives discretionary authority to the persons named as proxies to vote the shares represented by the proxy card in their discretion.

      Under Delaware law and the Company’s Amended and Restated Certificate of Incorporation and Bylaws, if a quorum exists at the meeting, (a) the nominees for director who receive the greatest number of votes cast will be elected to the Board of Directors; (b) the proposals to approve the amendments of the 2002 Plan and the Purchase Plan will be approved if they receive the affirmative vote of the majority of the shares of Common Stock present or represented and entitled to vote at the Annual Meeting; and (c) the proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2005 will be approved if it receives the affirmative vote of the majority of the shares of Common Stock present or represented and entitled to vote at the Annual Meeting. A properly executed proxy marked “Withhold authority” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. A properly executed proxy marked “Abstain” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

      For shares held in “street name” through a broker or other nominee, the broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if stockholders do not give their broker or nominee specific instructions, their shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

      A stockholder of record may revoke a proxy at any time before it is voted at the Annual Meeting by (a) delivering a proxy revocation or another duly executed proxy bearing a later date to the Secretary of the Company at 47100 Bayside Parkway, Fremont, California 94538 or (b) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not revoke a proxy unless the stockholder actually votes in person at the meeting.

      The proxy card accompanying this Proxy Statement is solicited by the Board of Directors of the Company. The Company will pay all of the costs of soliciting proxies. In addition to solicitation by mail, officers, directors and employees of the Company may solicit proxies personally, or by telephone, without receiving additional compensation. The Company has retained MacKenzie Partners, Inc. to assist in the solicitation of proxies in connection with the Annual Meeting. The Company will pay such firm customary fees, expected to be approximately $8,000 plus expenses. The Company, if requested, will also pay brokers, banks and other fiduciaries who hold shares of Common Stock for beneficial owners for their reasonable out-of-pocket expenses of forwarding these materials to stockholders.

BOARD OF DIRECTORS

      The name, age and year in which his term expires of each member of the Board of Directors of the Company is set forth below:

			Term Expires
			on the
			Annual Meeting
Name	Age	Position	held in the Year

Adam A. Kablanian	45	President, Chief Executive Officer and Director	2006
Alexander Shubat	43	Vice President of Research and Development, Chief Technical Officer and Director	2005
Richard Elkus, Jr.	69	Director	2006
Michael L. Hackworth	63	Director	2006
J. Daniel McCranie	61	Director and Chairman of the Board	2007
Robert Smith	67	Director	2007
Michael Stark	49	Director	2005

      At the Annual Meeting, the stockholders will vote on the election of Messrs. Shubat and Stark as Class II directors to serve for a three-year term until the annual meeting of stockholders in 2008 and until their successors are elected and qualified. All directors will hold office until the annual meeting of stockholders at which their terms expire and the election and qualification of their successors.

NOMINEES AND CONTINUING DIRECTORS

      The following individuals have been nominated for election to the Board of Directors or will continue to serve on the Board of Directors after the Annual Meeting:

      Adam A. Kablanian co-founded Virage Logic and has served as our President and Chief Executive Officer since January 1996. Mr. Kablanian also served as our Chairman from January 1996 until August 2003 when he resigned his position as Chairman of the Board, but continued to serve as a member of the Board as a Director. Before co-founding Virage Logic, Mr. Kablanian was a Department Manager for LSI Logic, a semiconductor integrated device manufacturer, from August 1994 to December 1995 where he was responsible for the embedded memory design division. Before he joined LSI Logic, Mr. Kablanian managed multi-foundry technology transfer programs as an engineering manager at Waferscale Integration, a designer of programmable system devices, from April 1990 to January 1994. Mr. Kablanian holds a B.A. in Physics from the University of California at Berkeley and an M.S. in Electrical Engineering from Santa Clara University.

      Alexander Shubat co-founded Virage Logic and has served as our Vice President of Research and Development and Chief Technical Officer and as a Director since January 1996. Before co-founding Virage Logic, Dr. Shubat served as Director of Engineering at Waferscale Integration from November 1985 to December 1995, where he managed various groups, including design, application-specific integrated circuit and high-speed memory. He holds fourteen patents and has contributed to more than 25 publications. Dr. Shubat holds a B.S. and an M.S. in Electrical Engineering from the University of Toronto, Canada and a Ph.D. in Electrical Engineering from Santa Clara University.

      Richard Elkus has served as a Director since April 2000. Since May 1997, Mr. Elkus has served as a Director of KLA-Tencor, a manufacturer of metrology and wafer inspection equipment for the semiconductor industry. Before the merger of Prometrix Corporation and Tencor in February 1994, Mr. Elkus was Chairman and Chief Executive Officer of Prometrix which he co-founded in 1983 and between February 1994 and May 1997 Mr. Elkus served as Vice Chairman of KLA-Tencor. He also serves on the Board of Directors of Lam Research, a semiconductor equipment company. In addition, Mr. Elkus serves as a member of the Board of Trustees for the Scripps Research Institute and the Palo Alto Medical Foundation. He holds a B.A. from Stanford University and an M.B.A. from Dartmouth College, Tuck School of Business Administration.

      Michael L. Hackworth has served as a Director since March 2000. Since January 1985, he has held various positions at Cirrus Logic, Inc. a supplier of analog circuits and advanced mixed-signal chip solutions, including President and Chief Executive Officer from January 1985 to June 1998, Chairman and Chief Executive Officer from June 1998 to April 1999 and Chairman since April 1999. He also serves as a Director of Cirrus Logic. Mr. Hackworth holds a B.S. in Engineering from Santa Clara University.

      J. Daniel McCranie has served as a Director and Chairman of the Board since August 2003. From September 1993 to February 2001, Mr. McCranie served as Vice President of Sales and Marketing for Cypress Semiconductor. From February 1984 to September 1993, Mr. McCranie served as the Chairman, Chief Executive Officer and President of SEEQ Technology, a supplier of mixed-signal data communications products. Mr. McCranie has served as Chairman of ON Semiconductor Corp., a provider of power and data management semiconductors and standard semiconductor components since November 2001 and Actel Company, a manufacturer of programmable logic devices Xicor Semiconductor from April 2004.

      Robert Smith has served as a Director since August 2003. He held a number of positions at Novellus Systems, Inc., including as a Director from May 1995 to August 2002, Executive Vice President, Finance & Administration and Chief Financial Officer from October 1996 to January 2002 and Executive Vice President of Administration in the Office of the CEO from January 2002 to August 2002. Previously, Mr. Smith held a number of executive positions in operations, finance and administration with such companies as Memorex Corporation, Control Data Corporation, R. R. Donnelley & Sons Company and Maxwell Graphics. Currently, Mr. Smith serves as a Director of Cirrus Logic, Inc., PLX Technology Inc., a supplier of standard I/O interconnect silicon to the communications, server, storage and embedded-control industries, and Epicor Software Corp., a provider of integrated enterprise software solutions for midmarket companies.

      Michael Stark has served as a Director since December 1999. Since December 1998, Mr. Stark has served as Managing Director of Crosslink Capital, Inc., a San Francisco-based venture capital firm. From 1992 to December 1998, he was a Managing Director of Crosslink Capital, which was a business unit of Robertson Stephens. From 1989 to 1992 he was Director of Research at Robertson Stephens. From 1983 to 1989, Mr. Stark was a senior research analyst with Robertson Stephens, covering the semiconductor industry. Before joining Robertson Stephens in 1983, he worked in Intel’s strategic planning group. He serves on the board of directors of several private companies. Mr. Stark holds a B.S. in Engineering from Northwestern University and an M.B.A. from the University of Michigan.

      There are no family relationships among any of the Company’s directors or executive officers.

CORPORATE GOVERNANCE

      The Board of Directors and management of the Company are committed to responsible corporate governance to ensure that the Company is managed for the long-term benefit of its stockholders. To that end, during the past year, as in prior years, the Board of Directors and management have periodically reviewed and updated, as appropriate, the Company’s corporate governance policies and practices. In doing so, among other things, the Board reviews published guidelines and recommendations of institutional shareholder organizations. The Board also evaluates and, when appropriate, updates the Company’s corporate governance policies and practices in accordance with the requirements of the Sarbanes-Oxley Act of 2002 and the rules and listing standards issued by the Securities and Exchange Commission and the NASDAQ Stock Market.

Corporate Governance Policies and Practices

      The Company has instituted a variety of policies and practices to foster and maintain responsible corporate governance, including the following:

      Corporate Governance Guidelines — The Board of Directors adopted written Corporate Governance Guidelines to establish a framework within which the Board will conduct its business and to guide management in its running of the Company. These guidelines are reviewed from time to time by the nominating/corporate governance committee (the “nominating committee”). Selected provisions of the guidelines are detailed below.

      Code of Ethics — The Company has adopted a code of ethics that applies to all officers and employees, including its principal executive officer, principal financial officer and controller, and members of the Board. This code of ethics is included as Section 2 of the Company’s Code of Conduct and is available on the Company’s web site (www.viragelogic.com) via the Investor Relations/ Corporate Governance page and as Exhibit 14.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2004 filed with the Securities and Exchange Commission.

      Board Committee Charters — Each of the Company’s audit, compensation and nominating committees has a written charter adopted by the Company’s Board of Directors that establishes practices and procedures for each committee in accordance with applicable corporate governance rules and regulations. These charters are reviewed periodically by each of the committees and the Board of Directors. The committees’ charters are available on the Company’s web site (www.viragelogic.com) via the Investor Relations/ Corporate Governance page.

Director Nomination

•	Criteria for Nomination to the Board. The nominating committee considers the appropriate balance of experience, skills and characteristics required of the Board of Directors, and seeks to insure that at least a majority of the directors are independent under the rules of the NASDAQ Stock Market, and that members of the Company’s audit committee meet the financial literacy requirements under the rules of the NASDAQ Stock Market and at least one of them qualifies as an “audit committee financial expert” as defined in the rules of the Securities and Exchange Commission. Nominees for director are selected on the basis of their depth and breadth of experience, wisdom, integrity, ability to make independent analytical inquiries, understanding of the Company’s business environment, and willingness to devote adequate time to Board duties. Under the Company’s Corporate Governance Guidelines, no director may serve on more than a total of four Boards of Directors of public companies and no director may be nominated for re-election after having attained the age of 75.

•	Stockholders Proposals for Nominees. The nominating committee will consider written proposals from stockholders for nominees for director. Any such nominations should be submitted to the nominating committee c/o the Secretary of the Company and should include the following information: (a) all information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) the name(s) and address(es) of the stockholder(s) making the nomination and the number of shares of the Company’s Common Stock which are owned beneficially and of record by such stockholder(s); and (c) appropriate biographical information and a statement as to the qualification of the nominee, and should be submitted in the time frame described in the Bylaws of the Company and under the caption, “Stockholder Proposals for 2006 Annual Meeting” below.

•	Process for Identifying and Evaluating Nominees. Candidates are identified based on input from members of the Board and, if the nominating committee deems appropriate, a third-party search firm. These candidates are evaluated by the nominating committee by reviewing the candidates’ biographical information and qualification and checking the candidates’ references, and qualified nominees are interviewed by at least one member of the nominating committee. Serious candidates meet with all members of the Board, and using the input from such interviews and the information obtained by the nominating committee, the committee recommends nominees to the independent members of the Board who select the nominees to be presented for the approval of the stockholders or for election to fill a vacancy. The nominating committee expects that a similar process will be used to evaluate nominees recommended by stockholders. However, to date, the Company has not received any stockholder’s proposal to nominate a director.

Director Independence

•	Requirements — The Company’s Corporate Governance Guidelines require that at least a majority of the Board shall be independent in accordance with the rules of the NASDAQ Stock Market. In addition, a non-employee director is prohibited from serving as a consultant or service provider to the Company unless exceptional circumstances exist, and the nominating committee is responsible for determining that such exceptional circumstances exist and whether the provision of such services would be in the best interests of the Company and its stockholders.

•	Current Board Members — The Board has determined that the following directors are independent in accordance with rules of the NASDAQ Stock Market for director independence: Richard Elkus, Jr., Michael Hackworth, J. Daniel McCranie, Robert Smith and Michael Stark.

•	Board Committees — All members of each of the Company’s three standing committees — the audit, compensation, and nominating committees — are required to be independent in accordance with rules of the NASDAQ Stock Market. See “Board Committees” below for a description of the responsibilities of the Board’s standing committees.

•	Independent Chairman — Pursuant to the Corporate Governance Guidelines, the Board may separate the roles of the Chief Executive Officer and Chairman of the Board. In August 2003 the Board appointed J. Daniel McCranie as Chairman of the Board.

•	Executive Sessions of Independent Directors — The Board and the audit and compensation committees periodically hold meetings of only the independent directors or committee members without management present. The Corporate Governance Guidelines provide that the independent directors of the Board will meet in executive session at least twice a year.

      Board Access to Independent Advisors — The Board as a whole, and each of the Board committees separately, have authority to retain and terminate such independent consultants, counselors or advisors to the Board as each shall deem necessary or appropriate.

      Board Self-Assessment — The Corporate Governance Guidelines provide that the nominating committee will cause to be conducted an evaluation of the performance of the Board and the Board committees from time to time.

Shareholder Communications with Board of Directors

•	Direct Communication — Any stockholder desiring to communicate with the Board of Directors or with any director regarding the Company may write to the Board or the director, c/o J. Daniel McCranie, Chairman of the Board, Virage Logic Corporation, 47100 Bayside Parkway, Fremont, CA 94538. Mr. McCranie will forward all such communications to the director(s). In addition, any stockholder, employee, or other person may anonymously and confidentially report complaints or concerns related to accounting, internal accounting controls or auditing to the Company’s audit committee by submitting such information at www.ethicspoint.com. Any such reports that are received will be forwarded to the Chairman of the audit committee and the Chairman of the Board.

•	Annual Meeting — The Company encourages its directors to attend the annual meeting of stockholders each year.

DIRECTOR COMPENSATION

      Effective August 1, 2003, non-employee Directors, other than Mr. McCranie, began to receive a cash director fee from the Company for their services as members of the Board of Directors and any committee of the Board of Directors in the amount of $7,000 per quarter. They are reimbursed for certain expenses in connection with attending Board and committee meetings. Mr. McCranie receives a cash director fee of $100,000 per year for his services as a Director and Chairman of the Board payable ratably at the beginning of each fiscal quarter of the Company.

      The Company has also granted, and expects to continue to grant, non-employee directors options to purchase shares of the Company’s Common Stock. Under the Company’s current equity compensation policy for non-employee directors, non-employee directors, other than the Chairman, receive an initial grant of a stock option to purchase 35,000 shares that vest twelve months after election to the Board and an annual grant of a stock option to purchase 12,000 shares that is fully vested and exercisable. In accordance with such policy, in March 2004, the Company granted each of Messrs. Elkus, Hackworth, Smith and Stark an option to purchase 12,000 shares of Common Stock at an exercise price of $10.30 per share. These options were fully vested and exercisable at the date of grant. Additionally, in connection with their initial election to the Board of Directors in August 2003, the Company granted Mr. McCranie an option to purchase 120,000 shares of Common Stock and Mr. Smith an option to purchase 35,000 shares of Common stock at an exercise price of $8.74 per share. The options granted to Mr. McCranie vested and became exercisable as to 30,000 shares on February 1, 2004 and as to additional 5,000 shares each month thereafter, such that the option will become fully exercisable twenty-four months following Mr. McCranie’s election to the Board. The options granted to Mr. Smith vested and became fully exercisable on August 1, 2004.

BOARD COMMITTEES

      The Board of Directors has standing audit, compensation and nominating/corporate governance committees.

      Audit Committee. The audit committee currently consists of Messrs. Smith (chairman), Elkus, Hackworth and McCranie. The Board has determined that all members of the audit committee are independent directors under the rules of the NASDAQ Stock Market and each of them is able to read and understand fundamental financial statements. The Board has determined that Mr. Smith qualifies as an “audit committee financial expert” as defined by the rules of the Securities and Exchange Commission. The purpose of the audit committee is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements. The responsibilities of the audit committee include appointing and providing the compensation of the independent registered public accounting firm to conduct the annual audit of our accounts, reviewing the scope and results of the independent audits, reviewing and evaluating internal accounting policies, and approving all professional services to be provided to the Company by its independent registered public accounting firm.

      Compensation Committee. The compensation committee currently consists of Messrs. Hackworth (chairman), McCranie and Smith. The Board has determined that all members of the compensation committee are independent directors under the rules of the NASDAQ Stock Market. The compensation committee administers the Company’s benefit plans, reviews and administers all compensation arrangements for executive officers, and reviews general policies relating to the compensation and benefits of our officers and employees.

      Nominating/ Corporate Governance Committee. The nominating/corporate governance committee currently consists of Messrs. Elkus (chairman) and Stark, each of whom the Board has determined is an independent director under the rules of the NASDAQ Stock Market. The nominating committee’s responsibilities include recommending to the Board of Directors nominees for possible election to the Board of Directors and providing oversight with respect to corporate governance.

MEETINGS OF THE BOARD AND COMMITTEES

      The Company’s Board of Directors met eight times during fiscal 2004. The audit committee met nine times and audit committee action was taken via unanimous written consent once, the compensation committee met six times and compensation committee action was taken via unanimous written consent once, and the nominating committee met once during fiscal 2004. Each member of the Board attended 75% or more of the Board meetings, and each member of the Board who served on either the audit, compensation or nominating committee attended at least 75% of the committee meetings.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      No interlocking relationship exists, or in the past fiscal year has existed, between any member of our compensation committee and any member of any other company’s board of directors or compensation committee.

SECURITY OWNERSHIP BY CERTAIN BENEFICIAL HOLDERS

      The following table sets forth information regarding ownership of the Common Stock as of December 31, 2004 or earlier date for information based on filings with the Securities and Exchange Commission by (a) each person known to the Company to own more than 5% of the outstanding shares of the Common Stock, (b) each director and nominee for director of the Company, (c) the Company’s Chief Executive Officer and each other executive officer named in the compensation tables appearing later in this Proxy Statement and (d) all directors and executive officers as a group. The information in this table is based solely on statements in filings with the Securities and Exchange Commission (the “SEC”) or other reliable information.

	Amount and Nature of	Percent
Name and Address of Beneficial Owner(1)	Beneficial Ownership(2)	of Class

Fidelity Management & Research Company	2,115,990	10%
One Federal Street Boston, MA 02110(3)
Crosslink Capital Inc.	2,002,060	9%
2 Embarcadero, Suite 2200 San Francisco, CA 94111(4)
RS Investments	1,456,200	7%
388 Market Street, 17th Floor San Francisco, CA 94111(5)
Adam A. Kablanian(6)	3,893,844	18%
Alexander Shubat(7)	2,012,223	9%
Raymond T. Leung(8)	156,963	*
Raj Singh(9)	168,438	*
James J. Ensell(10)	26,667	*
Richard Elkus(11)	139,000	*
Michael L. Hackworth(12)	142,578	*
J. Daniel McCranie(13)	95,000	*
Robert Smith(14)	47,000	*
Michael Stark(15)	2,073,964	9%
All directors and all executive officers of the Company as a group (11 individuals)(16)	8,805,677	39%

*	Less than 1%.

(1)	Unless otherwise indicated, the address of each of the named individuals is c/o Virage Logic Corporation, 47100 Bayside Parkway, Fremont, California 94538.

(2)	Beneficial ownership of shares is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power, or of which a person has the right to acquire ownership within 60 days after December 31, 2004. Except as otherwise noted, each person or entity has sole voting and investment power with respect to the shares shown.

(3)	Fidelity Management & Research Company (“Fidelity”) is the beneficial owner of Common Stock as a result of acting as an investment advisor to various investment companies registered under Section 8 of the Investment Company Act of 1940. Fidelity has no voting power with respect to the Common Stock.

(4)	Crosslink Capital, Inc. (“Crosslink”) is the beneficial owner of Common Stock as a result of acting as an investment advisor to various investment companies registered under Section 8 of the Investment Company Act of 1940. Crosslink has no voting power with respect to the Common Stock.

(5)	RS Investments is the beneficial owner of Common Stock as a result of acting as an investment advisor to various investment companies registered under Section 8 of the Investment Company Act of 1940. RS Investments has no voting power with respect to the Common Stock.

(6)	The number of shares listed includes 119,709 shares underlying currently exercisable stock options and 347,000 shares held by trusts for Mr. Kablanian’s minor children.

(7)	The number of shares listed includes 100,416 shares underlying currently exercisable stock options and 295,000 shares held by trusts for Mr. Shubat’s minor children.

(8)	Following fiscal year-end, Mr. Leung resigned from the Company. The number of shares listed includes 128,728 shares underlying currently exercisable stock options and 7,100 shares held by minor children.

(9)	The number of shares listed includes 168,438 shares underlying currently exercisable stock options.

(10)	The number of shares listed includes 26,667 shares underlying currently exercisable stock options.

(11)	The number of shares listed includes 71,625 shares underlying currently exercisable stock options.

(12)	The number of shares listed includes 136,000 shares underlying currently exercisable stock options.

(13)	The number of shares listed includes 95,000 shares underlying currently exercisable stock options.

(14)	The number of shares listed includes 47,000 shares underlying currently exercisable stock options.

(15)	The number of shares listed includes 66,000 shares underlying currently exercisable stock options. Also includes shares held by Crosslink Capital, Inc. (“Crosslink”), the beneficial owner of Common Stock as a result of acting as an investment advisor to various investment companies registered under Section 8 of the Investment Company Act of 1940. Mr. Stark is a control person of Crosslink. Mr. Stark disclaims beneficial ownership of the shares held by Crosslink, except to the extent of his pecuniary interest.

(16)	The number of shares listed includes 1,009,583 shares underlying currently exercisable stock options.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Loans to an Executive Officer

      In March 2002 as part of his new hire compensation package, we extended a loan to Mr. Singh. This loan is evidenced by a full recourse promissory note bearing interest at a rate of 6.00% and payable in March 2006.

      The following table describes the largest amount of indebtedness for Mr. Singh during the fiscal year 2004 and the amount of indebtedness at September 30, 2004:

	Largest Amount	Amount
	Outstanding During	Outstanding at
Name	Fiscal Year 2004	9/30/2004

Raj Singh	$232,567	$232,567

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Under Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and SEC rules, the Company’s directors, executive officers and beneficial owners of more than 10% of any class of equity security are required to file periodic reports of their ownership, and changes in that ownership, with the SEC. Based solely on its review of copies of these reports and representations of such reporting persons, the Company believes that during fiscal year 2004, such SEC filing requirements were satisfied, except for a late filing made by Mr. Leung who inadvertently filed a late Form 4 in November 2003 reporting a sale of shares.

EXECUTIVE COMPENSATION

      The following tables and descriptive materials set forth information concerning compensation earned for services rendered to the Company by the Chief Executive Officer of the Company (the “CEO”) and the Company’s next four most highly compensated executive officers whose salary and bonus for the fiscal year 2004 exceeded $100,000 and who were serving as executive officers of the Company at the end of the 2004 fiscal year. Collectively, together with the CEO, these are the “Named Executive Officers”.

Summary Compensation Table

				Long Term
				Compensation
				Awards
		Annual Compensation
				Securities		All Other
Name and Principal Position(s)	Year	Salary	Bonus	Underlying Options		Compensation

Adam A. Kablanian	2004	$202,811	$34,632	70,000(	1)	—
President, Chief Executive Officer	2003	$186,798	$1,910	70,000(	6)	—
	2002	$185,220	$57,017	140,000(	10)	—
Alexander Shubat	2004	$186,542	$23,628	55,000(	2)	—
Vice President of Research and	2003	$188,127	$1,907	55,000(	7)	—
Development and Chief Technical Officer	2002	$185,220	$47,920	55,000(	11)	—
James J. Ensell	2004	$198,462	$39,021	250,000(	3)	—
Vice President of Marketing	2003	—	—	—		—
	2002	—	—	—		—
Raymond T. Leung(*)	2004	$177,417	$17,135	55,000(	4)	—
Vice President of Engineering	2003	$178,591	—	105,000(	8)	—
	2002	$173,644	$31,001	75,000(	12)	—
Raj Singh	2004	$191,973	$166,335	25,000(	5)	25,380(	14)
Vice President of Worldwide Sales	2003	$197,537	$140,235	55,000(	9)	38,069(	14)
	2002	$111,715	$116,667	220,000(	13)	—

*	Following fiscal year-end, Mr. Leung resigned from the Company.

(1)	20,000 of the shares covered by this option shall vest on a monthly basis over one year starting April 1, 2006 and 50,000 shares covered by this option shall vest on a monthly basis over one year starting April 1, 2007.

(2)	20,000 of the shares covered by this option shall vest on a monthly basis over one year starting April 1, 2006 and 35,000 shares covered by this option shall vest on a monthly basis over one year starting April 1, 2007.

(3)	Includes a stock option covering 200,000 shares granted in October 2003 and a stock option covering 50,000 shares granted in August 2004. 50,000 of the shares covered by the first option grant vest on October 13, 2004, and the remaining 150,000 shares covered by this option shall vest in equal monthly installments over three years starting October 14, 2004. 29,167 of the shares covered by the subsequent option grant shall vest on a monthly basis over one year starting October 14, 2007. The remaining 20,833 shares covered by this option shall vest on a monthly basis over one year starting October 14, 2008.

(4)	The shares covered by this option shall vest on a monthly basis over one year starting April 1, 2007.

(5)	The shares covered by this option shall vest on a monthly basis over one year starting April 1, 2006.

(6)	6,000 of the shares covered by this option vest in equal monthly installments over one year starting April 1, 2004, an additional 6,000 shares covered by this option vest in equal monthly installments over one year starting April 1, 2005. The remaining 58,000 shares covered by this option vest in equal monthly installments over one year starting April 1, 2006.

(7)	5,000 of the shares covered by this option vest in equal monthly installments over one year starting April 1, 2004, an additional 5,000 shares covered by this option vest in equal monthly installments over one year starting April 1, 2005. The remaining 45,000 shares covered by this option vest in equal monthly installments over one year starting April 1, 2006.

(8)	Covers a stock option covering 55,000 shares granted in January 2003 and a stock option covering 50,000 shares granted in April 2003. 5,000 of the shares covered by the first option vest in equal monthly installments over one year starting April 1, 2004, an additional 5,000 shares covered by this option vest in equal monthly installments over one year starting April 1, 2005. The remaining 45,000 shares covered by this option vest in equal monthly installments over one year starting April 1, 2006. The shares covered by the second option vest 25% on April 21, 2004 and then in equal monthly installments thereafter over three years.

(9)	The option to purchase these shares vests in equal monthly installments over four years starting April 1, 2003.

(10)	The option to purchase these shares vests in equal monthly installments over two years starting April 1, 2004.

(11)	The option to purchase these shares vests in equal monthly installments over one year starting April 1, 2005.

(12)	20,000 of the shares covered by this option vest in equal monthly installments over one year starting April 1, 2004, an additional 55,000 shares covered by this option vest in equal monthly installments over one year starting April 1, 2005.

(13)	55,000 of the shares covered by this option vest on March 1, 2003. The remaining 165,000 shares vest ratably over the next three years on a monthly basis.

(14)	Additional compensation awarded to Mr. Singh for one year ending January 2004 associated with family medical obligations.

Options/ Executive Officers

      The following table shows the options granted to the named executive officers during the fiscal year 2004 and the potential realizable value of those grants (on a pre-tax basis) determined in accordance with SEC rules. The information in this table shows how much the named executive officers may eventually realize in future dollars under two hypothetical situations: if the price of the Company’s Common Stock increases 5% or 10% in value per year, compounded over the life of the options. These amounts represent assumed rates of appreciation, and are not intended to forecast future appreciation of the Company’s Common Stock.

Options Granted In Last Fiscal Year

	Individual Grants				Potential Realizable
					Value at Assumed Annual
		% of Total			Rate of Stock Price
		Options	Exercise		Appreciation
		Granted to	or Base		for Option Term
	Options	Employees in	Price	Expiration
Name	Granted	Fiscal Year(7)	($/sh)	Date	5%	10%

Adam A. Kablanian	70,000(1)	5.0%	9.39	8/31/14	$413,372	$1,047,567
Alexander Shubat	55,000(2)	3.9%	9.39	8/31/14	$324,793	$823,088
James J. Ensell	200,000(3)	14.3%	9.00	10/20/13	$1,132,010	$2,868,736
	50,000(4)	3.6%	8.63	8/13/14	$271,368	$687,700
Raymond T. Leung	55,000(5)	3.9%	8.63	8/13/14	$298,505	$756,470
Raj Singh	25,000(6)	1.8%	8.63	8/13/14	$135,684	$343,850

(1)	20,000 of the shares covered by this option shall vest on a monthly basis over one year starting April 1, 2006 and an additional 50,000 shares covered by this option shall vest on a monthly basis over one year starting April 1, 2007.

(2)	20,000 of the shares covered by this option shall vest on a monthly basis over one year starting April 1, 2006 and an additional 35,000 shares covered by this option shall vest on a monthly basis over one year starting April 1, 2007.

(3)	50,000 of the shares covered by this option vest on October 13, 2004. The remaining 150,000 shares covered by this option shall vest in equal monthly installments over three years starting October 14, 2004.

(4)	29,167 of the shares covered by this option shall vest on a monthly basis over one year starting October 14, 2007. The remaining 20,833 shares covered by this option shall vest on a monthly basis over one year starting October 14, 2008.

(5)	The shares covered by this option shall vest on a monthly basis over one year starting April 1, 2007.

(6)	The shares covered by this option shall vest on a monthly basis over one year starting April 1, 2006.

(7)	The percentage of options is based upon an aggregate of 1,399,750 options granted during fiscal year 2004 to employees, including the named executive officers.

Aggregated Option Exercises And Option Values Table

      The following table shows information concerning the exercise of stock options by each of the named executive officers during fiscal year 2004, and the value of all remaining exercisable and unexercisable options at September 30, 2004, on a pre-tax basis.

Aggregated Option Exercises In Last Fiscal Year

And Fiscal Year-End Option Values

					Value of Unexercised
			Number of Unexercised		In-the-Money Options
	Shares		Options at 9/30/04		at 9/30/04(1)
	Acquired on	Value
Name	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

Adam A. Kablanian	—	—	88,250	241,750	$21,840	$654,360
Alexander Shubat	—	—	77,500	187,500	$16,800	$514,500
James J. Ensell	—	—	—	250,000	—	$51,000
Raymond T. Leung	—	—	132,988	214,512	$833,037	$810,438
Raj Singh	13,749	$23,475	138,647	116,874	$7,708	$30,993

(1)	Based on the closing price of the Company’s common stock as reported on the Nasdaq National Market System at September 30, 2004, less the exercise price, multiplied by the number of shares underlying the option.

Indemnification Agreements

      We have entered into indemnification agreements with our directors and executive officers. Such agreements require us, among other things, to indemnify our officers and directors, other than for liabilities arising from willful misconduct of a culpable nature, and to advance their expenses incurred as a result of any proceedings against them as to which they could be indemnified.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

General Compensation Philosophy

      The purpose of the Compensation Committee under a written charter adopted by the Board of Directors is to assist the Board in the discharge of its responsibilities relating to executive and director compensation, and to oversee incentive, equity-based and other compensatory plans in which executive officers and key employees of the Company participate. The current members of the Compensation Committee are Michael L. Hackworth, J. Daniel McCranie and Robert H. Smith, each of whom meets the independence standards of the NASDAQ Stock Market, and is a “non-employee director” within the meaning of Section 16 of the Securities and Exchange Act and an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code. In performing its duties, the Compensation Committee reviews reports and recommendations presented by management, and from time to time considers information obtained from outside firms or consultants, to assist it in the review of compensation levels, structure and design. The Company’s compensation policy for executive officers is to offer a total compensation package that aligns compensation with business objectives and performance and enables the Company to attract, retain and reward executive officers, whose contributions are necessary for the long-term success of the Company. Accordingly, each executive officer’s compensation package consists of: (i) base salary; (ii) cash bonus tied to specific business achievements; and (iii) long-term stock-based incentive awards.

Executive Compensation Base Salary

      Salaries for executive officers are generally determined on an individual basis at the time of hire and as part of each executive’s annual performance review by evaluating each executive’s scope of responsibility, prior experience, salary history and the executive’s personal performance, as well as the salaries for similar positions at comparable companies. During fiscal 2004, the compensation committee reviewed the performance of each of the executive officers, and based on the factors described above and the recommendations of the Chief Executive Officer made a recommendation regarding the base salaries of the executive officers (not including the Chief Executive Officer) to the independent directors of the Board of Directors.

Cash Bonus

      As part of its philosophy of offering a compensation package that aligns compensation with business objectives and performance, the Company establishes a target annual incentive amount for each executive officer that typically ranges from 25% to 35% of the executive officer’s base salary to be paid based on the Company achieving specific revenue and operating profit targets. As a result of the Company’s achieving its revenue and operating profits targets for the third quarter of fiscal 2004, the Company paid cash bonuses to its executive officers under its Fiscal Year 2004 Variable Incentive Plan. In addition, in light of the Company’s performance in the fourth quarter of fiscal 2004, the Company paid special cash bonuses to its executive officers. The aggregate cash bonuses paid with respect to fiscal 2004 to the Company’s executive officers (not including its Chief Executive Officer) ranged from 9% to 19% of their base salary. For fiscal 2005, the Company adopted the Fiscal Year 2005 Bonus Plan which has target cash bonuses ranging from 25% to 35% of the executive officers’ base salary.

      The Company also maintains an incentive program for its sales force in which the Vice President of Worldwide Sales participates (in lieu of participating in the annual bonus plan) and which pays commissions based on the performance of the sales team toward the Company’s bookings targets. Additionally, the Company maintains a Patent Bonus Program to incent engineering personnel to innovate and document their accomplishments via patents. In Fiscal 2004, the Company paid Mr. Kablanian $3,891 and Dr. Shubat $5,609 under the Patent Bonus Program.

Stock Options and Other Equity Compensation

      The Compensation Committee believes that equity-based compensation in the form of stock options aligns the interests of executives with the long-term interests of the Company’s stockholders by encouraging executive officers to acquire a proprietary interest in the Company. The Compensation Committee further believes that the use of vesting periods encourages retention of executive officers, and accordingly stock options granted to executive officers generally vest over time. The stock options are granted to executive officers on a discretionary basis, at varying times and in varying amounts, with an exercise price that is equal to the market price of the Company’s common stock at the time of grant. The size and the timing of each grant are based on a number of factors, including the individual’s level of responsibility, the amount, exercise price and term of options already held by the individual, the individual’s contributions to the achievement of the Company’s financial and strategic objectives, and industry practices and norms.

      In accordance with this policy, during fiscal 2004 the existing equity-based compensation of the executive officers was reviewed and the Compensation Committee made new grants of stock options under the Company’s equity incentive plans.

      In addition to participating in the Company’s 1997 and 2002 Equity Incentive Plans, the Company’s executive officers may also participate in the Company’s 2000 Employee Stock Purchase Plan on the same basis as other employees who meet eligibility criteria. The plan is qualified under Section 423 of the Internal Revenue Code, and it allows participants to purchase, through payroll deductions, Common Stock of the Company at a price equal to 85% of its fair market value on the enrollment date or the purchase date, whichever is lower.

Chief Executive Officer Compensation

      The base salary for Mr. Kablanian, the Company’s President and Chief Executive Officer, for fiscal 2004 was determined by the independent directors following a review of Mr. Kablanian’s performance and it was based on the factors described above for all executive officers. As a result of the Company’s achieving its revenue and operating profits targets for the third quarter of fiscal 2004, Mr. Kablanian received a cash bonus under the Company’s Fiscal Year 2004 Variable Incentive Plan. In addition, in light of the Company’s performance in the fourth quarter of fiscal 2004, the Company paid to Mr. Kablanian a special cash bonus. The aggregate cash bonuses paid with respect to fiscal 2004 to Mr. Kablanian was approximately 14.6% of Mr. Kablanian’s base salary. As part of the general review of the equity-based compensation of the executive officers, Mr. Kablanian was granted in fiscal 2004 a stock option to purchase 70,000 shares that vests in equal monthly installments over two years with respect to 20,000 shares starting April 2006 and in equal monthly installments over one year with respect to 50,000 shares starting April 2007.

      For fiscal 2005, the independent directors will continue to evaluate Mr. Kablanian’s compensation consistent with the factors described above for all executive officers and he will be eligible to participate in the Company’s Fiscal Year 2005 Bonus Plan with a target cash bonus of 50% of Mr. Kablanian’s base salary.

Effect of Section 162(m) of the Internal Revenue Code

      Section 162(m) of the Internal Revenue Code limits to $1,000,000 per person the amount that the Company may deduct in any taxable year for compensation paid to the Chief Executive Officer and any of the four other most highly compensated officers. Under the Treasury Regulations corresponding to Section 162(m) of the Internal Revenue Code, compensation received through the exercise of an option will not be subject to the $1,000,000 limit if it qualifies as “qualified performance-based compensation” within the meaning of Section 162(m). The Company’s 1997 Equity Incentive Plan and the 2002 Equity Incentive Plan were approved by the Company’s stockholders in order for stock options with an exercise price equal to the fair market value of the option shares on the grant date granted under such plans to meet the Section 162(m) requirements for “qualified performance-based compensation” and therefore be exempted from the limitation on deductibility. The Compensation Committee believes that the best interests of the Company and its stockholders will be served if the Company’s stock-based long-term incentives qualify as “qualified performance-based compensation.” It is the Compensation Committee’s intention that, so long as it is consistent with the Company’s overall compensation objectives, virtually all executive compensation will be deductible by the Company for federal income tax purposes.

COMPENSATION COMMITTEE

MICHAEL L. HACKWORTH (CHAIRMAN)
J. DANIEL MCCRANIE
ROBERT SMITH

REPORT OF THE AUDIT COMMITTEE

      The purpose of the Audit Committee under a written charter adopted by the Board of Directors is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements. The responsibilities of the Audit Committee include appointing and providing for the compensation of the independent registered public accounting firm. Each of the members of the Audit Committee meets the independence and financial literacy requirements of the NASDAQ Stock Market. The Board of Directors has determined that Robert H. Smith is an “audit committee financial expert” within the meaning of the rules promulgated by the Securities and Exchange Commission.

      Management has primary responsibility for the system of internal controls and the financial reporting process. The independent registered public accounting firm has the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States).

      In this context and in connection with the audited financial statements contained in the Company’s Annual Report on Form 10-K, the Audit Committee:

•	reviewed and discussed the audited financial statements as of and for the fiscal year ended September 30, 2004 with the Company’s management and the independent registered public accounting firm;

•	discussed with PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, as amended by Statement of Auditing Standards No. 90, Audit Committee Communications;

•	reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, discussed with PricewaterhouseCoopers LLP their independence, and concluded that the non-audit services performed by PricewaterhouseCoopers LLP are compatible with maintaining their independence;

•	based on the foregoing reviews and discussions, recommended to the Board of Directors that the audited financial statements be included in the Company’s 2004 Annual Report on Form 10-K for the fiscal year ended September 30, 2004 filed with the Securities and Exchange Commission; and

•	instructed management and the independent registered public accounting firm that the Audit Committee expects to be advised if there are any subjects that require special attention.

AUDIT COMMITTEE

ROBERT SMITH (CHAIRMAN)
RICHARD ELKUS, JR.
MICHAEL L. HACKWORTH
J. DANIEL MCCRANIE

Fees of PricewaterhouseCoopers LLP

      The aggregate fees billed by PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm, in fiscal years 2004 and 2003 were as follows:

Service Type of Fee	FY2004	FY2003

Audit Fees(1)	$320,642	$278,510
Audit-Related Fees(2)	$35,220	$48,314
Tax Fees(3)	$87,260	$105,414
All Other Fees	—	—
Total:	$443,122	$432,238

(1)	Audit fees billed or expected to be billed represent fees for professional services provided in connection with the audits of annual financial statements, reviews of quarterly financial statements, and audit services related to other statutory or regulatory filings or engagements.

(2)	Audit-related fees consist primarily of fees billed for services rendered during the respective fiscal year for assurance and related services pertaining to accounting consultations, SEC registration statements, and consultations and work related to the Sarbanes-Oxley Act of 2002 and related regulations.

(3)	Tax fees represent fees billed for services rendered during the respective fiscal year for services primarily related to domestic and international tax compliance.

PERFORMANCE GRAPH

      The following graph compares the cumulative total stockholder return data for the Company’s common stock since August 1, 2000 (the date on which the Company’s common stock was first registered under Section 12 of the Exchange Act) to the cumulative return over such period of (i) The Nasdaq Stock Market Composite Index, and (ii) the Philadelphia Semiconductor Index. The graph assumes that $100 was invested on the date on which the Company completed the initial public offering of its Common Stock, in the Common Stock of the Company and in each of the comparative indices. The graph further assumes that such amount was initially invested in the Common Stock of the Company at the price at which such stock was first offered to the public by the Company on the date of its initial public offering, and reinvestment of any dividends. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

COMPARISON OF CUMULATIVE TOTAL RETURN*

AMONG VIRAGE LOGIC CORPORATION,
THE NASDAQ STOCK MARKET (U.S.) INDEX
AND THE PHILADELPHIA SEMICONDUCTOR INDEX

	8/00	9/00	12/00	3/01	6/01	9/01	12/01	3/02	6/02	9/02	12/02	3/03	6/03	9/03	12/03	3/04	6/04	9/04

Virage Logic Corporation	100.00	136.98	125.00	99.48	129.08	91.08	160.25	126.92	108.50	78.58	83.58	52.08	60.25	63.33	84.75	77.07	75.92	102.75
Nasdaq Stock Market (U.S.)	100.00	99.54	66.64	49.73	58.64	40.69	52.89	50.12	39.95	32.05	36.57	36.79	44.35	48.83	54.64	54.26	55.87	51.85
Philadelphia Semiconductor Index	100.00	74.31	54.03	45.84	50.77	34.33	53.59	56.92	38.50	25.51	28.48	29.22	35.83	43.60	49.30	46.40	45.36	36.31

*	$100 invested on 8/1/00 in stock or index — including reinvestment of dividends. Fiscal year ending September 30.

PROPOSAL 1 — ELECTION OF DIRECTORS

      At the Annual Meeting, the stockholders will vote on the election of two Class II directors to serve for a three-year term until the annual meeting of stockholders in 2008 and until their successors are elected and qualified. The Board of Directors has unanimously nominated Alexander Shubat and Michael Stark for election to the Board of Directors as Class II directors. The nominees have indicated that they are willing and able to serve as directors. If Mr. Shubat or Mr. Stark becomes unable or unwilling to serve, the accompanying proxy may be voted for the election of such other person(s) as shall be designated by the Board of Directors. The proxies being solicited will be voted for no more than two nominees at the Annual Meeting. The Class II Directors will be elected by a plurality of the votes cast, in person or by proxy, at the Annual Meeting, assuming a quorum is present. Stockholders do not have cumulative voting rights in the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

THE ELECTION OF ALEXANDER SHUBAT AND MICHAEL STARK AS CLASS II DIRECTORS.

      Unless otherwise instructed, it is the intention of the persons named in the accompanying proxy card to vote shares represented by properly executed proxy cards for the election of Mr. Shubat and Mr. Stark.

PROPOSAL 2 — APPROVAL OF AMENDMENTS OF THE VIRAGE LOGIC

CORPORATION 2002 EQUITY INCENTIVE PLAN

      At the Annual Meeting, the stockholders of the Company will be asked to approve the amendment of the Virage Logic Corporation 2002 Equity Incentive Plan (the “2002 Plan”) to: (i) increase the number of shares of common stock issuable under the plan by an additional 1,000,000 shares to a total of 5,100,000 shares, (ii) restrict the Company from granting stock options at an exercise price that is lower than the fair market value, and (iii) require the approval of the stockholders of the Company for any repricing of outstanding awards and for any material amendment to the 2002 Plan. The 2002 Plan was adopted by the Board of Directors in December 2001 and it became effective on February 8, 2002 after approval of the stockholders at the 2002 Annual Meeting. The 2002 Plan was amended in January 2003 to increase the number of shares of common stock authorized for issuance under the 2002 Plan by 950,000 shares and again in December 2003 to increase the number of shares of common stock authorized for issuance under the 2002 Plan by 1,050,000 shares. These amendments were approved by the stockholders at the 2003 Annual Meeting and the 2004 Annual Meeting, respectively.

      In December 2004, the Board approved an amendment of the 2002 Plan, subject to stockholder approval, to (i) increase the number of shares of common stock issuable under the plan by an additional 1,000,000 shares to a total of 5,100,000 shares, (ii) restrict the Company from granting stock options at an exercise price that is lower than the fair market value, and (iii) require the approval of the stockholders of the Company for any repricing of outstanding awards and for any material amendment to the 2002 Plan. The Board of Directors adopted this amendment because it believes that:

•	additional shares are necessary to attract new employees and executives;

•	additional shares are needed to further the goal of retaining and motivating existing personnel;

•	the issuance of options to our employees is an integral component of the Company’s compensation policy; and

•	it is desirable to align certain provisions of the 2002 Plan with current best practices and guidelines and recommendations of institutional shareholder organizations.

      As of December 31, 2004, awards (net of canceled awards) covering an aggregate of 2,677,491 shares of common stock had been granted under the 2002 Plan. 1,241,552 shares of common stock (plus any shares that might in the future be returned to the 2002 Plan as a result of cancellations or expiration of awards) remained available for future grant under the 2002 Plan.

      Brokers do not have discretion to vote on this proposal without your instruction. If you do not instruct your broker how to vote on this proposal, your broker will deliver a non-vote on this proposal. Broker non-votes, if any, will have no effect on the outcome of the vote on this proposal. Abstentions will have the effect of a vote “against” the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

THE APPROVAL OF THE AMENDMENT OF THE 2002 PLAN.

Summary Of The 2002 Equity Incentive Plan

      A copy of the 2002 Plan is attached to this proxy statement as Appendix A. The following description of the 2002 Plan is a summary and so is qualified by reference to the complete text of the 2002 Plan.

General

      The purpose of the 2002 Plan is to enhance the long-term stockholders’ value of the Company by offering opportunities to eligible individuals to participate in the growth in value of the equity of the Company. Stock options, stock awards and cash awards may be granted under the 2002 Plan (each an “Award”). Options granted under the 2002 Plan may be either “incentive stock options”, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or non-statutory stock options.

      Administration. The 2002 Plan will be administered by the Compensation Committee of the Board of Directors. The Compensation Committee has delegated to the Chief Executive Officer the authority to grant Awards to non-executive level employees in accordance with guidelines established by the Board of Directors, and it may delegate certain responsibilities to an employee of the Company (as applicable, the “Administrator”).

      Eligibility. Non-statutory stock options, stock awards and cash awards may be granted under the 2002 Plan to employees, directors and consultants of the Company, its affiliates and subsidiaries. Incentive stock options may be granted only to employees of the Company or its subsidiaries. The Administrator, in its discretion, approves options, stock awards and cash awards to be granted under the 2002 Plan. The Company intends the 2002 Plan to be a broad-based employee plan. As of December 31, 2004, the Company had approximately 350 employees and five non-employee directors who would be eligible to participate in the 2002 Plan.

      Termination of Awards. Generally, if an awardee’s services to the Company as an employee, consultant or director terminate other than for death, disability, retirement or for “cause”, vested Awards will remain exercisable for a period of three months following the awardee’s termination. Unless otherwise provided for by the Administrator in the Award agreement, if an Awardee dies or becomes totally and permanently disabled while an employee or consultant, the awardee’s vested Awards shall be exercisable for one year following the awardee’s death or disability, or if earlier, the expiration of the term of such Award.

      Nontransferability of Awards. Unless otherwise determined by the Administrator, Awards granted under the 2002 Plan are not transferable other than by will, domestic relations order, or the laws of descent and distribution and may be exercised during the awardee’s lifetime only by the awardee.

      Repricing of Awards. Awards may not be repriced, replaced, regranted through cancellation or modified without stockholder approval, if the effect of the repricing, replacement, regrant or modification would be to reduce the effective price of the Award.

Stock Options

      Exercise Price. The Administrator determines the exercise price of options at the time the options are granted. The exercise price of stock options may not be less than 100% of the fair market value of the Common Stock on the date of grant of such option. Certain replacement options with lower exercise prices may be granted to employees of entities acquired by the Company to replace that employee’s existing options.

The fair market value of the Common Stock is generally the closing sales price as quoted on the NASDAQ National Market.

      Exercise of Option; Form of Consideration. The Administrator determines when options become exercisable. The means of payment for shares issued on exercise of an option are specified in each Award agreement. The 2002 Plan permits payment to be made by cash, check, wire transfer, other shares of Common Stock of the Company (with some restrictions), broker assisted same day sale, or full recourse promissory note.

      Term of Option. The term of an option may be no more than ten years from the date of grant. No option may be exercised after the expiration of its term.

Stock Awards

      The Administrator may grant stock awards in its discretion. The terms and conditions of a stock award will be found in an Award agreement, but the purchase price of the stock may not be less than 85% of the fair market value of the Common Stock on the date of grant of the stock award. The grant or vesting of a stock award may be made contingent on achievement of performance conditions, including net order dollars, net profit dollars, net profit growth, net revenue dollars, revenue growth, individual performance, earnings per share, return on assets, return on equity, and other financial objectives, customer satisfaction indicators and guaranteed efficiency measures, each with respect to the Company and/or an individual business unit.

Cash Awards

      The Administrator may grant cash awards, which entitle the recipient to a cash payment on satisfaction of goals described in the Award. The Administrator determines the terms, conditions and restrictions related to cash awards.

Adjustments on Changes in Capitalization, Merger or Change of Control

      In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, spin-off or similar change to the capital structure of the Company, appropriate adjustments will be made to (i) the number and class of securities subject to the 2002 Plan, (ii) the number and class of securities that may be awarded to any individual under the 2002 Plan, and (iii) the exercise price and number and class of securities under each outstanding Award. Any such adjustments shall be made by the Board of Directors in its absolute discretion, and the decision of the Board shall be final, binding and conclusive.

      In the event of a merger in which the Company is not the surviving corporation (a “Change in Control”), the Board of Directors shall do one or more of the following: (a) arrange for substitution of the awards under the 2002 Plan, (b) accelerate the vesting of awards, in whole or in part, and have unexercised awards terminate immediately prior to the closing of the merger, (c) cancel awards under the 2002 Plan in exchange for cash payments, and (d) arrange for any repurchase rights of the Company to apply to the securities issued in substitution for the Common Stock of the Company or terminate repurchase rights. In addition, the Board of Directors may also specify that other transactions or events constitute a Change of Control and take any one or more of the actions described for a merger transaction. Examples of Change of Control include a merger in which the stockholders of the Company, immediately before the merger, own securities representing 50% or less of the total combined voting power or value of the Company immediately after the merger, any person or entity, including a “group” as contemplated by Section 13(d)(3) of the Exchange Act, acquires securities holding 30% or more of the total combined voting power or value of the Company, or as a result of or in connection with a contested election of Directors, the persons who were Directors of the Company immediately before the election cease to constitute a majority of the Board of Directors. In each of such cases the Board of Directors need not adopt the same rules for each award under the 2002 Plan or for each holder of such awards.

      In the event of a proposed dissolution or liquidation of the Company, the Board of Directors may cause Awards to be fully vested and exercisable (but not after their Expiration Date) before the dissolution is completed but contingent on its completion.

Amendment and Termination of the Plan

      The Board may amend, alter, suspend or terminate the 2002 Plan, or any part thereof, at any time and for any reason. However, the Company shall obtain stockholder approval for any material amendment to the 2002 Plan and to the extent necessary and desirable to comply with applicable laws. Generally, no such action by the Board or stockholders may alter or impair any Award previously granted under the 2002 Plan without the written consent of the awardee. The 2002 Plan has no set termination date, however it may be terminated by the Board at any time.

Federal Income Tax Consequences of Options and Stock Awards Under the 2002 Plan

      THE FOLLOWING IS A GENERAL SUMMARY OF THE TYPICAL FEDERAL INCOME TAX CONSEQUENCES OF THE ISSUANCE AND EXERCISE OF OPTIONS OR AWARDS OF RESTRICTED STOCK UNDER THE 2002 PLAN. IT DOES NOT DESCRIBE STATE OR OTHER TAX CONSEQUENCES OF THE ISSUANCE AND EXERCISE OF OPTIONS OR OF GRANT OF RESTRICTED STOCK.

      Options. The grant of an incentive stock option has no federal income tax effect on the optionee. Upon exercise the optionee does not recognize income for “regular” tax purposes. However, the excess of the fair market value of the stock subject to an option over the exercise price of such option (the “option spread”) is includible in the optionee’s “alternative minimum taxable income” for purposes of the alternative minimum tax. If the optionee does not dispose of the stock acquired upon exercise of an incentive stock option until more than two years after the option grant date and more than one year after exercise of the option, any gain upon sale of the shares will be a long-term capital gain. If shares are sold or otherwise disposed of before both of these periods have expired (a “disqualifying disposition”), the option spread at the time of exercise of the option (but not more than the amount of the gain on the sale or other disposition) is ordinary income in the year of such sale or other disposition. If gain on a disqualifying disposition exceeds the amount treated as ordinary income, the excess is taxable as capital gain (which will be long-term capital gain if the shares have been held more than one year after the date of exercise of the option). The Company is not entitled to a federal income tax deduction in connection with incentive stock options, except to the extent that the optionee has taxable ordinary income on a disqualifying disposition.

      The grant of a non-statutory option has no federal income tax effect on the optionee. Upon the exercise of a non-statutory option, the optionee has taxable ordinary income (and the Company is entitled to a corresponding deduction) equal to the option spread on the date of exercise. Upon the disposition of stock acquired upon exercise of a non-statutory option, the optionee recognizes either long-term or short-term capital gain or loss, depending on how long such stock was held. The Company may allow non-statutory options to be transferred subject to conditions and restrictions imposed by the Administrator; special tax rules may apply on such a transfer.

      In the case of both incentive stock options and non-statutory options, special federal income tax rules apply if Company Common Stock is used to pay all or part of the option price.

      Awards. Upon receipt of a stock award, a recipient generally has taxable income in the amount of the excess of the then fair market value of the Common Stock over any consideration paid for the Common Stock (the “spread”). However, if the Common Stock is subject to a “substantial risk of forfeiture” (such as a requirement that the recipient continue in the employ of the Company) and the recipient does not make an election under section 83(b) of the Code, the recipient will have taxable income upon the lapse of the risk of forfeiture, rather than at receipt, in an amount equal to the spread on the date of lapse. The taxable income constitutes supplemental wages subject to income and employment tax withholding, and the Company receives a corresponding income tax deduction. If the recipient makes an election under section 83(b) of the Internal Revenue Code, the stock received by the recipient is valued as of the date of receipt (without taking the restrictions into account) and the recipient has taxable income equal to any excess of that value over the amount he or she paid for the stock. The Company would again have a deduction equal to the income to the recipient. The consequences upon sale or disposition of the shares awarded or sold generally are the same as for common stock acquired under a non-statutory option (see above).

      Limitation on Deduction of Certain Compensation. A publicly-held corporation may not deduct compensation of over $1 million paid in any year to one of its top five officers unless the compensation constitutes “qualified performance-based” compensation under the Internal Revenue Code. The Company generally attempts to ensure that any awards under the Plan meet these standards, but may not do so in every instance.

PROPOSAL 3 — APPROVAL OF AMENDMENTS OF THE VIRAGE LOGIC

CORPORATION 2000 EMPLOYEE STOCK PURCHASE PLAN

      At the Annual Meeting, the stockholders of the Company will be asked to approve the amendment of the Virage Logic Corporation 2000 Employee Stock Purchase Plan (the “Purchase Plan”) to increase the number of shares of common stock issuable under the plan by an additional 200,000 shares. The Purchase Plan was adopted by the Board of Directors in April 2000 and it was approved by the stockholders in July 2000. In December 2004, the Board approved an amendment of the Purchase Plan, subject to stockholder approval, to increase the number of shares of common stock issuable under the plan by an additional 200,000 shares. The Board of Directors adopted this amendment because it believes that it is in the best interests of Virage Logic to provide employees with an opportunity to purchase shares of common stock of the Company through the payroll deductions provided for in the Purchase Plan. The Amendment is intended to ensure that an adequate number of shares is available to Virage Logic employees under the Purchase Plan.

      As initially adopted, there were 200,000 shares reserved for issuance under the Purchase Plan. The number of shares reserved for issuance under the Purchase Plan increases automatically each year on October 1, and as of December 31, 2004 an aggregate of 828,273 shares were reserved for issuance under the Purchase Plan, of which 666,347 shares had been issued. The Board has determined that because of the continued growth of the Company since the time the Purchase Plan was originally adopted it will soon exhaust the number of shares currently reserved thereunder or that are expected to be added on an annual basis. As a result, the addition of shares to the Purchase Plan reserve is necessary so that it can continue to provide a sufficient mechanism, through the ability to purchase shares of Virage Logic common stock, to: (i) facilitate the ownership of Virage Logic’s stock by employees, thereby increasing the identity of their interests with those of the stockholders of Virage Logic, and (ii) compensate employees and provide appropriate long-term incentives for continued employment on terms similar to those offered under comparable plans offered by companies competing with Virage Logic.

      Brokers do not have discretion to vote on this proposal without your instruction. If you do not instruct your broker how to vote on this proposal, your broker will deliver a non-vote on this proposal. Broker non-votes, if any, will have no effect on the outcome of the vote on this proposal. Abstentions will have the effect of a vote “against” the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

THE APPROVAL OF THE AMENDMENT OF THE PURCHASE PLAN.

Summary Of The 2000 Employee Stock Purchase Plan

      A copy of the Purchase Plan is attached to this proxy statement as Appendix B. The following description of the Purchase Plan is a summary and so is qualified by reference to the complete text of the Purchase Plan.

General

      The Purchase Plan allows employees of Virage Logic to use payroll deductions to purchase Virage Logic common stock on the terms described below. In July 2001, Virage Logic adopted the 2001 Foreign Subsidiary

Employee Stock Purchase Plan as a sub-plan of the Purchase Plan in order to also allow employees of designated Virage Logic subsidiaries to purchase Virage Logic common stock through payroll deductions.

Plan Administration

      The Purchase Plan provides that it shall be administered by the Board and/or a committee appointed by the Board, whose administration, interpretation and application of the Purchase Plan and its terms will be final, conclusive and binding on all participants. The Board has appointed its Compensation Committee to administer the Purchase Plan. The Purchase Plan provides that no member of the Board or committee will be liable for any action or determination taken or made in good faith with respect to the Purchase Plan, or any shares purchased or issued thereunder.

Securities Subject to Plan

      The Purchase Plan initially provided for 200,000 shares of Virage Logic common stock to be reserved for issuance pursuant to purchases made under the Purchase Plan. The number of shares reserved for issuance under the Purchase Plan is increased on the first business day of each fiscal year by a number of shares equal to the lesser of: (i) 200,000, (ii) 0.75% of the of the outstanding shares of Virage Logic on the first business day of such fiscal year, or (iii) a lesser number determined by the Board of Directors. The Purchase Plan provides that the Board may, in its discretion, transfer shares reserved for issuance under the Purchase Plan into a plan of similar terms, as approved by the Board, providing for the purchase of shares of Common Stock by employees of subsidiaries designated by the Board where desirable in light of local or foreign law or foreign administration.

Eligibility and Participation

      Any regular Virage Logic employee customarily employed by the Company (or by any majority-owned subsidiary) for more than 20 hours per week on a purchase date is eligible to participate in the Purchase Plan. Officers and members of the Board of Directors who are eligible employees are also permitted to participate in the Plan. As of September 30, 2004, approximately 300 employees would have been eligible to participate in the Purchase Plan and 165 employees are estimated to be current participants in the Purchase Plan. Eligible employees become participants in the Purchase Plan by delivering to the Company prior to the applicable offering date a subscription agreement authorizing payroll deductions.

Offering Periods and Dates

      The plan provides for offering periods of six months, which generally start on February 16 and August 16 of each year.

Payroll Deductions

      The purchase price of the shares is accumulated by payroll deductions during the offering period. Each employee participating in the Plan may elect to have up to 15% of regular base compensation (defined in the Purchase Plan to include all regular straight-time gross earnings, exclusive of overtime, shift premium, incentive compensation or payments, or bonuses, commissions or other payments) deducted and credited to that employee’s account under the Purchase Plan. No additional payments or amounts may be credited to an employee’s account; however, an employee may reduce the rate of payroll deductions or withdraw entirely from the Purchase Plan during any offering period.

      Amounts deducted from regular base compensation and credited to a participating employee’s account shall be held as general funds of the Company, and shall not accrue interest. To the extent that an employee’s payroll deductions exceed the amount required to purchase shares subject to purchase rights, the excess shall be refunded to the employee without interest.

Purchase of Stock; Exercise of Purchase Right

      By electing to participate in the Purchase Plan, each employee is in effect granted a right to purchase shares of Virage Logic common stock using payroll deductions accumulated as of each purchase date. However, a participating employee’s ability to purchase Virage Logic common stock during any calendar year under any of the Company’s stock purchase plans is limited to $25,000 worth of stock.

Purchase Price of Virage Logic Common Stock; Taxes on the Acquisition or Disposition of Stock

      On any particular purchase date under the Purchase Plan, the purchase price per share will be 85% of the lower of the fair market value of a share of Common Stock as of (i) the beginning of the offering period, or (ii) the purchase date. The fair market value of a share of Virage Logic common stock on a given date shall be the closing price as reported in the Wall Street Journal for such date. If there is no public trading of Virage Logic common stock on a given date, the fair market value shall be determined by the Plan Administrator in its discretion.

      The participating employee shall be responsible for all taxes or other withholdings required in connection with the acquisition or disposition of stock purchased under the Purchase Plan. See “Certain United States Federal Income Tax Information,” below. The participating employee shall not have an interest or voting right in any shares covered under the Purchase Plan prior to their purchase.

Ability of the Board or Plan Administrator to Amend the Purchase Plan

      The Board may terminate or amend the Purchase Plan, or any purchase right granted thereunder, at any time (except in the event of certain changes in control of the Company). However, stockholder approval is required for any amendment to increase the number of shares which may be issued under the Plan.

Term and Termination of Plan

      The Purchase Plan became effective upon the earlier of adoption by the Board or approval by its stockholders, and will continue in effect for a term of 20 years. However, the Board may earlier terminate the Plan at any time. If the Board terminates the Plan before an employee’s right to purchase shares has been exercised under the Purchase Plan, any funds deducted from the employee’s base compensation and credited to the employee’s account under the Purchase Plan shall be refunded.

Withdrawal

      An employee may terminate his or her interest in a given offering by signing and delivering to the Company a notice of withdrawal from the Purchase Plan. Such withdrawal may be effected at any time prior to the closing of any offering period. Any withdrawal by the employee of accumulated payroll deductions for a given offering automatically terminates the employee’s interest in that offering. The Purchase Plan does not permit a partial withdrawal. An employee’s withdrawal from an offering does not affect the employee’s eligibility to participate in subsequent offerings under the Purchase Plan, except for officers subject to Section 16 of the Securities Exchange Act.

Termination of Employment

      Termination of a participant’s continuous status as an employee for any reason, including retirement or death, cancels his or her participation in the Purchase Plan immediately. In such event, the payroll deductions credited to the employee’s account will be returned to the employee or, in the case of death, to the person or persons entitled thereto as specified by the employee in the subscription agreement. Failure to remain in the continuous employ of the Company for at least 20 hours per week during the offering period will be deemed to be a withdrawal from the Purchase Plan.

Capital Changes

      In the event any change is made in the capitalization of the Company, such as stock splits or stock dividends, which results in an increase or decrease in the number of shares of common stock outstanding without receipt of consideration by the Company, appropriate adjustments will be made by the Company to the shares subject to purchase and to the purchase price per share, subject to any required action by the stockholders of the Company. In the event of the liquidation or dissolution of the Company, the then-current offering period shall terminate automatically, unless otherwise provided by the Board. In the event Virage Logic merges with another corporation (and Virage Logic stockholders own less than 50% of the surviving entity or its parent), or Virage Logic sells all or substantially all of its assets, the Purchase Plan provides that each outstanding right to purchase shares will be assumed or an equivalent right will be substituted by the successor corporation; otherwise, the Purchase Plan provides that all outstanding purchase rights held by Virage Logic employees may be accelerated on terms and for a period that the Board determines in its discretion.

Nonassignability

      No rights or accumulated payroll deductions of an employee under the Purchase Plan may be pledged, assigned or transferred for any reason, and any such attempt may be treated by Virage Logic as an election to withdraw from the Purchase Plan.

Reports

      Individual accounts are maintained for each participant in the Purchase Plan. Each participant receives as promptly as practicable after the end of the offering period a report of his or her account setting forth the total amount of payroll deductions accumulated, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

Federal Income Tax Consequences of Stock Purchase Rights Under the Purchase Plan

      THE FOLLOWING IS A GENERAL SUMMARY OF THE TYPICAL FEDERAL INCOME TAX CONSEQUENCES OF THE GRANT OF PURCHASE RIGHTS AND THEIR EXERCISE UNDER THE PURCHASE PLAN. IT DOES NOT DESCRIBE STATE OR OTHER TAX CONSEQUENCES OF THE GRANT OF PURCHASE RIGHTS AND THEIR EXERCISE.

      The Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant at the time of grant of the right to purchase, or the actual purchase of, shares. However, upon the employee’s disposition of shares purchased under the Purchase Plan, the participant will generally be subject to tax. Upon disposition (including by gift), if the shares have been held by the participant for more than two years after the first day of the offering period and more than one year after the purchase date of the shares, or upon death of the participant while holding the shares, the participant will recognize taxable ordinary income equal to the lesser of (a) the excess of the fair market value of the shares at the time of the disposition over the purchase price of the shares, or (b) 15% of the fair market value of the shares on the first day of the offering period, and any additional taxable gain on the disposition will be treated as long-term capital gain. If the shares are disposed of before the expiration of the holding periods described above, the excess of the fair market value of the shares on the purchase date over the purchase price will be taxable as ordinary income, and any gain or loss on such disposition will be treated as a capital gain or loss. Different rules may apply with respect to participants subject to Section 16 of the Exchange Act. The Company is not entitled to a deduction for amounts taxable to a participant, except to the extent of ordinary income reported by the participant on disposition of shares before the expiration of the holding periods described above.

Equity Compensation Plan Information

      The following table provides information as of September 30, 2004 with respect to the shares of the Company’s Common Stock that may be issued under all of the Company’s existing equity compensation plans including the 1997 Equity Incentive Plan, 2002 Equity Incentive Plan, In-Chip Systems, Inc. 2001 Incentive and Non-statutory Stock Option Plan, 2000 Employee Stock Purchase Plan and the 2001 Foreign Subsidiary Employee Stock Purchase Plan.

	(a)	(b)	(c)
			Number of Securities
			Remaining Available for
			Future Issuance under
	Number of Securities to	Weighted Average	Equity Compensation Plans
	Be Issued upon Exercise	Exercise Price of	(Excluding Securities
Plan Category	of Outstanding Options	Outstanding Options	Reflected in Column(a))

Equity compensation plans approved by stockholders	5,687,605	$10.11	1,138,329	(1)
Equity compensation plans not approved by stockholders(2)	445,686	$8.12	127,265

Total	6,133,291	$9.97	1,265,594

(1)	Includes a total of 73 shares of our Common Stock remaining available for future issuance under our 2000 Employee Stock Purchase Plan and 2001 Foreign Subsidiary Employee Stock Purchase Plan as of September 30, 2004. Our 2000 Employee Stock Purchase Plan contains an “evergreen” provision that automatically increases on the first business day of each fiscal year beginning October 1, the lesser of an additional (i) 200,000 shares of Common Stock, (ii) 0.75% of the outstanding shares of capital stock on such date, or (iii) an amount determined by the Board. None of our other plans has an “evergreen” provision.

(2)	Includes information for the In-Chip Systems, Inc. 2001 Incentive and Non-statutory Stock Option Plan (the “In-Chip Plan”) assumed by the Company in connection with the acquisition of In-Chip Systems, Inc. on May 24, 2002.

      A description of the In-Chip Plan is available in Note 5 of the Consolidated Financial Statements of the Company included in the Company’s Annual Report on Form 10-K for the year ended September 30, 2004. As of May 24, 2002, a total of 150,991 shares of the Company’s Common Stock, with a weighted average exercise price of $3.42 per share, were issuable upon exercise of outstanding options under this assumed plan. Prior to our acquisition of In-Chip Systems, Inc., the stockholders of In-Chip Systems, Inc. approved this Plan.

PROPOSAL 4 — RATIFICATION OF APPOINTMENT INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

      At the Annual Meeting, the stockholders will be asked to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2005. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and will have the opportunity to make statements if they desire to do so. Such representatives are also expected to be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP
AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR
THE FISCAL YEAR ENDING SEPTEMBER 30, 2005.

OTHER MATTERS

      As of the time of preparation of this Proxy Statement, neither the Board of Directors nor management intends to bring before the meeting any business other than the matters referred to in the Notice of Annual Meeting and this Proxy Statement. If any other business should properly come before the meeting, or any adjournment thereof, the persons named in the proxy will vote on such matters according to their best judgment.

STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

      The Company’s Bylaws provide that advance notice of a stockholder’s proposal must be delivered to the Secretary of the Company at the Company’s principal executive offices not later than one hundred and twenty (120) days prior to the anniversary of the mailing date of the proxy materials for the previous year’s annual meeting. However, the Bylaws also provide that in the event that no annual meeting was held in the previous year or the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from the date contemplated at the time of the previous year’s proxy statement, this advance notice must be received not earlier than the one-hundred fiftieth (150th) day prior to such annual meeting and not later than the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. Each stockholder’s notice must contain the following information as to each matter the stockholder proposes to bring before the annual meeting: (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and appropriate biographical information and a statement as to the qualification of the nominee; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Company’s books, and of such beneficial owner and (ii) the number of shares of the Company’s Common Stock which are owned beneficially and of record by such stockholder and such beneficial owner.

      A copy of the full text of the provisions of the Company’s Bylaws dealing with stockholder nominations and proposals is available to stockholders from the Secretary of the Company upon written request.

      Under the rules of the Securities and Exchange Commission, stockholders who wish to submit proposals for inclusion in the Proxy Statement of the Board of Directors for the 2006 Annual Meeting of Stockholders must submit such proposals so as to be received by the Company at 47100 Bayside Parkway, Fremont, CA 94538, on or before September 22, 2005. In addition, if the Company is not notified by December 6, 2005 of a proposal to be brought before the 2005 Annual Meeting by a stockholder, then proxies held by management may provide the discretion to vote against such proposal even though it is not discussed in the proxy statement for such meeting.

By Order of the Board of Directors

J. Daniel McCranie
Chairman of the Board

Fremont, California

January 12, 2005

YOUR VOTE IS IMPORTANT!

      WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND MAIL PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY CARD.

APPENDIX A

AMENDED AND RESTATED

2002 EQUITY INCENTIVE PLAN

OF
VIRAGE LOGIC CORPORATION

1.     Purpose of this Plan

      The purpose of this 2002 Equity Incentive Plan of Virage Logic Corporation is to enhance the long-term stockholders’ value of Virage Logic Corporation by offering opportunities to eligible individuals to participate in the growth in value of the equity of Virage Logic Corporation.

2.     Definitions and Rules of Interpretation

      2.1     Definitions. This Plan uses the following defined terms:

(a) “1997 Plan” means the Virage Logic Corporation 1997 Equity Incentive Plan, as amended.

(b) “Administrator” means the Board, the Committee, or any officer or employee of the Company to whom the Board or the Committee delegates authority to administer this Plan.

(c) “Affiliate” means a “parent” or “subsidiary” (as each is defined in Section 424 of the Code) of the Company and any other entity that the Board or Committee designates as an “Affiliate” for purposes of this Plan.

(d) “Applicable Law” means any and all laws of whatever jurisdiction, within or without the United States, and the rules of any stock exchange or quotation system on which Shares are listed or quoted, applicable to the taking or refraining from taking of any action under this Plan, including the administration of this Plan and the grant, issuance or transfer of Awards or Award Shares.

(e) “Award” means a Stock Award, Cash Award, or Option granted in accordance with the terms of the Plan.

(f) “Award Agreement” means the document evidencing the grant of an Award.

(g) “Award Shares” means Shares covered by an outstanding Award or purchased under an Award.

(h) “Awardee” means: (i) a person to whom an Award has been granted, including a holder of a Substitute Award, (ii) a person to whom an Award has been transferred in accordance with all applicable requirements of Sections 6.5, 7(h), and 16, and (iii) a person who holds Option Shares subject to any right of repurchase under Section 15.2.

(i) “Board” means the board of directors of the Company.

(j) “Cash Award” means the right to receive cash as described in Section 8.2.

(k) “Change of Control” means any transaction or event that the Board specifies as a Change of Control under Section 10.4.

(l) “Code” means the Internal Revenue Code of 1986.

(m) “Committee” means a committee composed of Company Directors appointed in accordance with the Company’s charter documents and Section 4.

(n) “Company” means Virage Logic Corporation, a Delaware corporation.

(o) “Company Director” means a member of the Board.

(p) “Consultant” means an individual who, or an employee of any entity that, provides bona fide services to the Company or an Affiliate not in connection with the offer or sale of securities in a capital-raising transaction, but who is not an Employee.

(q) “Director” means a member of the board of directors of the Company or an Affiliate.

(r) “Divestiture” means any transaction or event that the Board specifies as a Divestiture under Section 10.5.

(s) “Effective Date” means the day of the Company’s 2002 Annual Meeting of Stockholders.

(t) “Employee” means a regular employee of the Company or an Affiliate, including an officer or Director, who is treated as an employee in the personnel records of the Company or an Affiliate, but not individuals who are classified by the Company or an Affiliate as: (i) leased from or otherwise employed by a third party, (ii) independent contractors, or (iii) intermittent or temporary workers. The Company’s or an Affiliate’s classification of an individual as an “Employee” (or as not an “Employee”) for purposes of this Plan shall not be altered retroactively even if that classification is changed retroactively for another purpose as a result of an audit, litigation or otherwise. An Awardee shall not cease to be an Employee due to transfers between locations of the Company, or between the Company and an Affiliate, or to any successor to the Company or an Affiliate that assumes the Awardee’s Options under Section 10. Neither service as a Director nor receipt of a director’s fee shall be sufficient to make a Director an “Employee.”

(u) “Exchange Act” means the Securities Exchange Act of 1934.

(v) “Executive” means an individual who is subject to Section 16 of the Exchange Act or who is a “covered employee” under Section 162(m) of the Code, in either case because of the individual’s relationship with the Company or an Affiliate.

(w) “Expiration Date” means, with respect to an Award, the date stated in the Award Agreement as the expiration date of the Award or, if no such date is stated in the Award Agreement, then the last day of the maximum exercise period for the Award, disregarding the effect of an Awardee’s Termination or any other event that would shorten that period.

(x) “Fair Market Value” means the value of Shares as determined under Section 17.2.

(y) “Fundamental Transaction” means any transaction or event described in Section 10.3.

(z) “Grant Date” means the date the Administrator approves the grant of an Award. However, if the Administrator specifies that an Award’s Grant Date is a future date or the date on which a condition is satisfied, the Grant Date for such Award is that future date or the date that the condition is satisfied.

(aa) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option under Section 422 of the Code and designated as an Incentive Stock Option in the Award Agreement for that Option.

(bb) “Nonemployee Director” means Non-Employee Director as defined in Rule 16b-3.

(cc) “Nonstatutory Option” means any Option other than an Incentive Stock Option.

(dd) “Objectively Determinable Performance Condition” shall mean a performance condition (i) that is established (x) at the time an Award is granted or (y) no later than the earlier of (1) 90 days after the beginning of the period of service to which it relates, or (2) before the elapse of 25% of the period of service to which it relates, (ii) that is uncertain of achievement at the time it is established, and (iii) the achievement of which is determinable by a third party with knowledge of the relevant facts. Examples of measures that may be used in Objectively Determinable Performance Conditions include net order dollars, net profit dollars, net profit growth, net revenue dollars, revenue growth, individual performance, earnings per share, return on assets, return on equity, and other financial objectives, objective customer satisfaction indicators and efficiency measures, each with respect to the Company and/or an individual business unit of the Company.

(ee) “Officer” means an officer of the Company as defined in Rule 16a-1 adopted under the Exchange Act.

(ff) “Option” means a right to purchase Shares granted under this Plan.

(gg) “Option Price” means the price payable under an Option for Shares, not including any amount payable in respect of withholding or other taxes.

(hh) “Option Shares” means Shares covered by an outstanding Option or purchased under an Option.

(ii) “Plan” means this 2002 Equity Incentive Plan of Virage Logic Corporation.

(jj) “Purchase Price” means the price payable under a Stock Award for Shares, not including any amount payable in respect of withholding or other taxes.

(kk) “Qualified Domestic Relations Order” means a judgment, order, or decree meeting the requirements of Section 414(p) of the Code.

(ll) “Reverse Vesting” means, with respect to an Option, that an Option is fully exercisable but that the Company has a lapsing right to repurchase the Option Shares as specified in Section 15.2(a) in accordance with the vesting schedule that would otherwise have applied to the Option under which the Option Shares were purchased or other vesting schedule described in the Award Agreement. With respect to a Stock Award, Reverse Vesting means that the Company has a lapsing right to repurchase the Award Shares purchased pursuant to the Stock Award as specified in Section 15.2(a) in accordance with the vesting schedule described in the Award Agreement.

(mm) “Rule 16b-3” means Rule 16b-3 adopted under Section 16(b) of the Exchange Act.

(nn) “Securities Act” means the Securities Act of 1933.

(oo) “Share” means a share of the common stock of the Company, $0.001 par value, or other securities substituted for the common stock under Section 10.

(pp) “Stock Award” means an offer by the Company to sell shares subject to certain restrictions pursuant to the Award Agreement as described in Section 8.1.

(qq) “Substitute Option” means an Option granted in substitution for, or upon the conversion of, an option granted by another entity to purchase equity securities in the granting entity.

(rr) “Substitute Stock Award” means a Stock Award granted in substitution for, or upon the conversion of, a stock award granted by another entity to purchase equity securities in the granting entity.

(ss) “Termination” means that the Awardee has ceased to be, with or without any cause or reason, an Employee, Director or Consultant. Unless determined otherwise by the Administrator, “Termination” shall not include a change in status from an Employee, Consultant or Director to another such status. An event that causes an Affiliate to cease being an Affiliate shall be treated as the “Termination” of that Affiliate’s Employees, Directors, and Consultants.

(tt) “Vest” means that the Option has become exercisable by or payable to the Awardee by reason of an Awardee’s continued service as Employee, Director or Consultant as provided in the Award Agreement (or, in the case of “qualified performance-based compensation” within the meaning of Section 162(m) of the Code, by reason of the Awardee meeting one or more of Objectively Determinable Performance Conditions), or by reason of restrictions on exercise having been removed automatically or by action of the Administrator.

      2.2     Rules of Interpretation. Any reference to a “Section,” without more, is to a Section of this Plan. Captions and titles are used for convenience in this Plan and shall not, by themselves, determine the meaning of this Plan. Except when otherwise indicated by the context, the singular includes the plural and vice versa. Any reference to a statute is also a reference to the applicable rules and regulations adopted under that statute. Any reference to a statute, rule or regulation, or to a section of a statute, rule or regulation, is a reference to that statute, rule, regulation, or section as amended from time to time, both before and after the effective date of this Plan and including any successor provisions.

3.     Shares Subject to this Plan; Term of this Plan

      3.1     Number of Award Shares. Subject to adjustment under Section 10, the maximum number of Shares that may be issued under this Plan is 5,100,000.

      3.2     Source of Shares. Award Shares may be authorized but unissued Shares or treasury Shares. If an Award is terminated, expires, or otherwise becomes unexercisable without having been exercised in full, the unpurchased Shares that were subject to the Award shall revert to this Plan and shall again be available for future issuance under this Plan. Shares actually issued under this Plan shall not be available for regrant even if repurchased by the Company.

      3.3     Term of this Plan

      (a) This Plan has been adopted by the Board on December 5, 2001 and it shall be effective on the date it has been adopted by the Company’s stockholders.

      (b) This Plan has no set termination date. However, it may be terminated as provided in Section 13. Moreover, no Incentive Stock Option may be granted after the time described in Section 7(b).

4.     Administration

      4.1     General

      (a) The Board shall have ultimate responsibility for administering this Plan. The Board may delegate certain of its responsibilities to a Committee, which shall consist of at least two members of the Board. The Board or the Committee may further delegate certain of its responsibilities to any Employee of the Company or any Affiliate, provided that delegation of the responsibility to grant Awards shall be only to the Chief Executive Officer or President of the Company. Where this Plan specifies that an action is to be taken or a determination made by the Board, only the Board may take that action or make that determination. Where this Plan specifies that an action is to be taken or a determination made by the Committee, only the Committee may take that action or make that determination. Where this Plan references the “Administrator,” the action may be taken or determination made by the Board, the Committee, or other Administrator. However, only the Board or the Committee may approve grants of Awards to Executives, and an Administrator other than the Board or the Committee may grant Awards only to non-executive level employees and within guidelines established by the Board or Committee. All actions and determinations by any Administrator are subject to the provisions of this Plan.

      (b) The Administrator may engage a brokerage firm, bank, or other financial institution to assist in the delivery of Shares upon exercise of Awards, delivery of reports, or other administrative aspects of the Plan. If the Administrator so elects, each Awardee shall be deemed upon enrollment in the Plan to have authorized the establishment of an account on his or her behalf at such institution. Shares purchased by an Awardee under the Plan shall be held in the account in the name in which the share certificate would otherwise be issued.

      (c) So long as the Company has registered and outstanding a class of equity securities under Section 12 of the Exchange Act, the Committee shall consist of Company Directors who are “Non-Employee Directors” as defined in Rule 16b-3 and who are “outside directors” as defined in Section 162(m) of the Code.

      4.2     Authority of Administrator. Subject to the other provisions of this Plan, the Administrator shall have the authority:

(a) to grant Awards, including Substitute Awards;

(b) to determine the Fair Market Value of Shares;

(c) to determine the Option Price and the Purchase Price under Awards;

(d) to select the Awardees;

(e) to determine the times Awards are granted;

(f) to determine the number of Shares subject to each Award;

(g) to determine the types of payment that may be used to purchase Award Shares;

(h) to determine the types of payment that may be used to satisfy withholding tax obligations;

(i) to determine the other terms of each Award, including but not limited to the time or times at which Awards may be exercised, whether and under what conditions an Award is assignable, and whether an Option is a Nonstatutory Option or an Incentive Stock Option;

(j) to modify or amend any Award;

(k) to authorize any person to sign any Award Agreement or other document related to this Plan on behalf of the Company;

(l) to determine the form of any Award Agreement or other document related to this Plan, and whether that document, including signatures, may be in electronic form;

(m) to interpret this Plan and any Award Agreement or document related to this Plan;

(n) to correct any defect, remedy any omission, or reconcile any inconsistency in this Plan, any Award Agreement or any other document related to this Plan;

(o) to adopt, amend, and revoke rules and regulations under this Plan, including rules and regulations relating to sub-plans and Plan addenda;

(p) to adopt, amend, and revoke rules and procedures relating to the operation and administration of this Plan to accommodate non-U.S. Awardees and the requirements of Applicable Law such as: (i) rules and procedures regarding the conversion of local currency, withholding procedures and the handling of stock certificates to comply with local practice and requirements, and (ii) sub-plans and Plan addenda for non-U.S. Awardees;

(q) to determine whether a transaction or event should be treated as a Change of Control, a Divestiture or neither;

(r) to determine the effect of a Fundamental Transaction and, if the Board determines that a transaction or event should be treated as a Change of Control or a Divestiture, then the effect of that Change of Control or Divestiture; and

(s) to make all other determinations the Administrator deems necessary or advisable for the administration of this Plan.

      4.3     Scope of Discretion. Subject to the last sentence of this Section 4.3, on all matters for which this Plan confers the authority, right or power on the Board, the Committee, or other Administrator to make decisions, that body may make those decisions in its sole and absolute discretion, and such decisions shall be final and binding on all Awardees. In making those decisions the Board, Committee or other Administrator need not treat all persons eligible to receive Awards, all Awardees, all Awards or all Award Shares the same way. However, the discretion of the Board, Committee or other Administrator is subject to the specific provisions and specific limitations of this Plan, as well as all rights conferred on specific Awardees by Award Agreements and other agreements.

5.	Persons Eligible to Receive Awards

      5.1     Eligible Individuals. Awards (including Substitute Awards) may be granted to, and only to, Employees, Directors and Consultants, including to prospective Employees, Directors and Consultants conditioned on the beginning of their service for the Company or an Affiliate.

      5.2     Section 162(m) Limitation.

      (a) Options. So long as the Company is a “publicly held corporation” within the meaning of Section 162(m) of the Code: (a) no Employee or prospective Employee may be granted one or more Options within any fiscal year of the Company to purchase more than 500,000 Shares under Options, subject to adjustment under Section 10, and (b) notwithstanding the provisions of Section 4.1(a), Options may be granted to an Executive only by the Committee. If an Option is cancelled without being exercised, that cancelled Option shall continue to be counted against the limit on Shares under this Section 5.2 for the fiscal year in which the Option was granted.

      (b) Cash Awards and Stock Awards. Any Cash Award or Stock Award intended as “qualified performance-based compensation” within the meaning of Section 162(m) of the Code must vest or become exercisable contingent on the achievement of one or more Objectively Determinable Performance Conditions, the Cash Award or Stock Award may be granted only by the Committee, and the material terms of the Award, including the maximum amount payable and the payment formula, must be approved by the stockholders of the Company before such Award is paid.

6.	Terms and Conditions of Options

      The following rules apply to all Options:

6.1 Price. No Option may have an Option Price less than the Fair Market Value of the Shares on the Grant Date. No Option intended as “qualified incentive-based compensation” within the meaning of Section 162(m) of the Code may have an Option Price less than 100% of the Fair Market Value of the Shares on the Grant Date. In no event will the Option Price of any Option be less than the par value of the Shares issuable under the Option.

6.2 Term. No Option shall be exercisable after its Expiration Date. No Option may have an Expiration Date that is more than ten years after its Grant Date.

6.3 Vesting. Options shall be exercisable: (a) on the Grant Date, or (b) in accordance with a schedule related to the Grant Date, the date the Awardee’s directorship, employment or consultancy begins, or a different date specified in the Option Agreement. If so provided in the Option Agreement, an Option may be exercisable subject to the application of Reverse Vesting to the Option Shares.

6.4 Form of Payment.

(a) The Administrator shall determine the acceptable form and method of payment for exercising an Option.

(b) Acceptable forms of payment for all Option Shares are cash, check or wire transfer, denominated in U.S. dollars except as specified by the Administrator for non-U.S. Employees or non-U.S. sub-plans.

(c) In addition, the Administrator may permit payment to be made by any of the following methods:

(i) other Shares, or the designation of other Shares, which (A) in the case of Shares acquired upon exercise of an option (whether or not under this Plan) have been owned by the Awardee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the Option Price of the Shares as to which the Option is being exercised;

(ii) provided that a public market exists for the Shares, through a “same day sale” commitment from the Awardee and a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”) under which the Awardee irrevocably elects to exercise the Option and the NASD Dealer irrevocably commits to forward an amount equal to the Option Price, directly to the Company, upon receipt of the Option Shares (a “Cashless Exercise”);

(iii) provided that a public market exists for the Shares, through funds provided to the Awardee under a “margin” commitment from an NASD Dealer under which the Awardee irrevocably elects to exercise the Option and pledge the Option Shares so purchased to the NASD

Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Option Price and the NASD Dealer irrevocably commits to forward an amount equal to the Option Price, directly to the Company, upon receipt of the Option Shares;

(iv) one or more full recourse promissory notes bearing interest at a market rate that is at least sufficient to avoid imputation of interest under Sections 483, 1274 and 7872 of the Code and with such other terms as the Administrator specifies, except that Consultants may not purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares, the portion of the Option Price equal to the par value of the Shares must be paid in cash or other lawful consideration, other than the note, and the Company shall at all times comply with any applicable margin rules of the Federal Reserve; and

(v) any combination of the methods of payment permitted by any paragraph of this Section 6.4.

6.5 Nonassignability of Options. Except as determined by the Administrator, no Option shall be assignable or otherwise transferable by the Awardee except by will or by the laws of descent and distribution. However, Options may be transferred and exercised in accordance with a Qualified Domestic Relations Order.

6.6 Substitute Options. The Board may cause the Company to grant Substitute Options in connection with the acquisition by the Company or an Affiliate of equity securities of any entity (including by merger) or all or a portion of the assets of any entity. Any such substitution shall be effective when the acquisition closes or at such later date as the Board determines. Substitute Options may be Nonstatutory Options or Incentive Stock Options. Unless and to the extent specified otherwise by the Board, Substitute Options shall have the same terms and conditions as the options they replace, except that (subject to Section 10) Substitute Options shall be Options to purchase Shares rather than equity securities of the granting entity and shall have an Option Price and other terms that, as determined by the Board in its sole and absolute discretion, properly reflect the substitution.

6.7 Repricings. Other than in accordance with Section 10, Options may not be repriced, replaced, regranted through cancellation or modified without shareholder approval, if the effect of the repricing, replacement, regrant or modification would be to reduce the effective Option Price of the Options.

7.	Incentive Stock Options

      The following rules apply only to Incentive Stock Options and only to the extent these rules are more restrictive than the rules that would otherwise apply under this Plan. With the consent of the Awardee, or where this Plan provides that an action may be taken notwithstanding any other provision of this Plan, the Administrator may deviate from the requirements of this Section, notwithstanding that any Incentive Stock Option modified by the Administrator will thereafter be treated as a Nonstatutory Option.

(a) The Expiration Date of an Incentive Stock Option shall not be later than ten years from its Grant Date, with the result that no Incentive Stock Option may be exercised after the expiration of ten years from its Grant Date.

(b) No Incentive Stock Option may be granted more than ten years from the date this Plan was approved by the Board.

(c) Options intended to be Incentive Stock Options that are granted to any single Awardee under all equity compensation plans of the Company and its Affiliates, including Incentive Stock Options granted under this Plan, may not vest at a rate of more than $100,000 in Fair Market Value of stock (measured on the Grant Dates of the Options) during any calendar year. For the purpose of this Section 7(c), an Option vests with respect to a given share of stock the first time its holder may purchase that share, notwithstanding any right of the Company to repurchase that share. Unless the Administrator specifies otherwise in the related agreement governing the option, this vesting limitation shall be applied by, to the extent necessary to satisfy this $100,000 rule, treating certain stock options that were intended to be incentive stock options under Section 422 of the Code as nonstatutory options. The stock options or portions of stock options to be reclassified as nonstatutory options are those with the highest option prices, whether granted under this Plan or any other equity compensation plan of the Company or any Affiliate that permits that treatment. This Section 7(c) shall not cause an Incentive Stock Option to vest before its original vesting date or cause an Incentive Stock Option that has already vested to cease to be vested.

(d) In order for an Incentive Stock Option to be exercised for any form of payment other than those described in Section 6.4(b), that right must be stated in the Option Agreement relating to that Incentive Stock Option.

(e) Any Incentive Stock Option granted to a Ten Percent Shareholder, must have an Expiration Date that is not later than five years from its Grant Date, with the result that no such Option may be exercised after the expiration of five years from the Grant Date. A “Ten Percent Shareholder” is any person who, directly or by attribution under Section 424(d) of the Code, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Affiliate on the Grant Date.

(f) The Option Price of an Incentive Stock Option shall never be less than the Fair Market Value of the Shares at the Grant Date. The Option Price for the Shares covered by an Incentive Stock Option granted to a Ten Percent Shareholder shall never be less than 110% of the Fair Market Value of the Shares at the Grant Date.

(g) Incentive Stock Options may be granted only to Employees.

(h) No rights under an Incentive Stock Option may be transferred by the Awardee, other than by will or the laws of descent and distribution. During the life of the Awardee, an Incentive Stock Option may be exercised only by the Awardee. The Company’s compliance with a Qualified Domestic Relations Order, or the exercise of an Incentive Stock Option by a guardian or conservator appointed to act for the Awardee, shall not violate this Section 7(h).

(i) An Incentive Stock Option shall be treated as a Nonstatutory Option if it remains exercisable after, but is not exercised within three months following Awardee’s Termination for any reason other than the Awardee’s death or disability (as defined in Section 22(c) of the Code) or change of status of an Awardee from an Employee to a Consultant. In the case of Termination due to disability, an Incentive Stock Option shall be treated as a Nonstatutory Option if it remains exercisable after, but is not exercised within, one year after the Awardee’s Termination. In the case of Termination due to death, an Incentive Stock Option shall continue to be treated as an Incentive Stock Option if it remains exercisable after, but is not exercised within, three months following Awardee’s Termination provided it is exercised before the Expiration Date.

8.	Stock Awards and Cash Awards

      8.1     Stock Awards. The following rules apply to all Stock Awards:

(a) Price. No Stock Award may have a Purchase Price less than 85% of the Fair Market Value of the Shares on the Grant Date or on the date on which the purchase is completed. In no event will the Purchase Price of any Stock Award be less than the par value of the Shares issuable under the Stock Award.

(b) Term. No Stock Award shall be exercisable after its Expiration Date. No Stock Award may have an Expiration Date that is more than ten years after its Grant Date.

(c) Vesting. Stock Awards shall be exercisable: (a) on the Grant Date, or (b) in accordance with a schedule related to the Grant Date, the date the Awardee’s directorship, employment or consultancy begins, or a different date specified in the Award Agreement.

(d) Right of Repurchase. If so provided in the Award Agreement, Award Shares acquired pursuant to a Stock Award may be subject to Reverse Vesting.

(e) Form of Payment. The Administrator shall determine the acceptable form and method of payment for exercising a Stock Award.

(i) Acceptable forms of payment for all Award Shares are cash, check or wire transfer, denominated in U.S. dollars except as specified by the Administrator for non-U.S. Employees or non-U.S. sub-plans.

(ii) In addition, the Administrator may permit payment to be made by any of the methods permitted with respect to the exercise of Options pursuant to Section 6.4.

(f) Nonassignability of Stock Awards. Except as determined by the Administrator, including in the Award Agreement, no Stock Award shall be assignable or otherwise transferable by the Awardee except by will or by the laws of descent and distribution. However, Stock Awards may be transferred and exercised in accordance with a Qualified Domestic Relations Order.

(g) Substitute Stock Award. The Board may cause the Company to grant Substitute Stock Awards in connection with the acquisition by the Company or an Affiliate of equity securities of any entity (including by merger) or all or a portion of the assets of any entity. Unless and to the extent specified otherwise by the Board, Substitute Stock Awards shall have the same terms and conditions as the options they replace, except that (subject to Section 10) Substitute Stock Awards shall be Stock Awards to purchase Shares rather than equity securities of the granting entity and shall have a Purchase Price and other terms that, as determined by the Board in its sole and absolute discretion, properly reflect the substitution.

(h) Repricings. Other than in accordance with Section 10, Stock Awards may not be repriced, replaced, regranted through cancellation or modified without shareholder approval, if the effect of the repricing, replacement, regrant or modification would be to reduce the effective Purchase Price of the Shares subject to the Stock Awards.

      8.2     Cash Awards. The following rules apply to all Cash Awards:

(a) Term. No Cash Award shall be payable after its Expiration Date. No Cash Award may have an Expiration Date that is more than ten years after its Grant Date.

(b) Vesting. Cash Awards shall be payable: (a) on the Grant Date, (b) in accordance with a schedule related to the Grant Date, the date the Awardee’s directorship, employment or consultancy begins, or a different date specified in the Award Agreement, or (c) or upon the achievement of Objectively Determinable Performance Conditions.

9.	Exercise of Awards

      9.1     In General. An Award shall be exercisable in accordance with this Plan, the Award Agreement under which it is granted, and as prescribed by the Administrator.

      9.2     Time of Exercise. Options and Stock Awards shall be considered exercised when the Company receives: (a) written notice of exercise from the person entitled to exercise the Option or Stock Award, (b) full payment, or provision for payment, in a form and method approved by the Administrator, for the Shares for which the Option or Stock Award is being exercised, and (c) payment, or provision for payment, in a form approved by the Administrator, of all applicable withholding taxes due upon exercise. An Award may not be exercised for a fraction of a Share. Cash Awards shall be considered exercised when the Company receives written notice of the exercise from the person entitled to exercise the Cash Award.

      9.3     Issuance of Award Shares. The Company shall issue Award Shares in the name of the person properly exercising the Award. If the Awardee is that person and so requests, the Award Shares shall be issued in the name of the Awardee and the Awardee’s spouse. The Company shall endeavor to issue Award Shares promptly after an Award is exercised. However, until Award Shares are actually issued, as evidenced by the appropriate entry on the stock books of the Company or the transfer agent for the Shares, no right to vote or receive dividends or other distributions, and no other rights as a stockholder, shall exist with respect to the Award Shares, even though the Awardee has provided the Company with the necessary notices and payments required under Section 9.2. No adjustment shall be made for any dividend, distribution, or other right for which the record date precedes the date the Award Shares are issued, except as provided in Section 10.

      9.4     Limitations on Exercise. The Administrator may specify a reasonable number of Shares that may be purchased on any exercise of an Award, provided that such minimum will not prevent an Awardee from exercising the Award for the full number of Shares for which it is then exercisable.

      9.5     Termination

      (a) In General. Except as provided by the Administrator, including in an Award Agreement, and as otherwise provided in Sections 9.5(b), (c), (d) and (e), after an Awardee’s Termination, the Awardee’s Awards shall be exercisable to the extent (but only to the extent) they are vested on the date of that Termination and only during the period ending three months after the Termination, but in no event after the Expiration Date. To the extent the Awardee does not exercise an Award within the time specified for exercise, the Award shall automatically terminate.

      (b) Leaves of Absence. Unless otherwise provided in the Award Agreement, no Award may be exercised more than three months after the beginning of a leave of absence, other than a personal or medical leave approved by the Administrator with employment guaranteed upon return. Awards shall not continue to vest during a leave of absence, other than an approved personal or medical leave with employment guaranteed upon return.

      (c) Death or Disability. Unless otherwise provided by the Administrator, if an Awardee’s Termination is due to death or disability (as determined by the Administrator with respect to all Awards other than Incentive Stock Options and as defined by Section 22(e) of the Code with respect to Incentive Stock Options), all Awards of that Awardee, to the extent exercisable at the date of that Termination, may be exercised for one year after that Termination, but in no event after the Expiration Date. In the case of Termination due to death, an Award may be exercised as provided in Section 16. In the case of Termination due to disability, if a guardian or conservator has been appointed to act for the Awardee and been granted this authority as part of that appointment, that guardian or conservator may exercise the Award on behalf of the Awardee. In the case of an Awardee who dies or becomes disabled within three months after Termination not due to Cause, the Awardee’s Awards may be exercised for one year after that Termination.

      (d) Divestiture. If an Awardee’s Termination is due to a Divestiture, the Board may take any one or more of the actions described in Section 10.3 or 10.4.

      (e) Termination for Cause. If an Awardee’s Termination is due to Cause, all of the Awardee’s Awards shall automatically terminate and cease to be exercisable at the time of Termination and all Awards exercised after the first event constituting Cause may be rescinded by the Administrator. “Cause”means dishonesty, fraud, misconduct, disclosure or misuse of confidential information, conviction of, or a plea of guilty or no contest to, a felony or similar offense, habitual absence from work for reasons other than illness, intentional conduct that could cause significant injury to the Company or an Affiliate, or habitual abuse of alcohol or a controlled substance in a way that interfered with the Awardee’s performance of his or her duties, in each case as determined by the Administrator.

      (f) Consulting or Employment Relationship. Nothing in this Plan or in any Award Agreement, and no Award or the fact that Award Shares remain subject to repurchase rights, shall: (a) interfere with or limit the right of the Company or any Affiliate to terminate the employment or consultancy of any Awardee at any time, whether with or without cause or reason, and with or without the payment of severance or any other compensation or payment, or (b) interfere with the application of any provision in any of the Company’s or any Affiliate’s charter documents or the Delaware General Corporation Law relating to the election, appointment, term of office, or removal of a Director.

10.	Certain Transactions and Events

      10.1     In General. Except as provided in this Section 10, no change in the capital structure of the Company, merger, sale or other disposition of assets or a subsidiary, change of control, issuance by the Company of shares of any class of securities convertible into shares of any class, conversion of securities, or other transaction or event shall require or be the occasion for any adjustments of the type described in this Section 10.

      10.2     Changes in Capital Structure. In the event of any stock split, reverse stock split, recapitalization, combination or reclassification of stock, stock dividend, spin-off, or similar change to the capital structure of the Company (not including a Fundamental Transaction or Change of Control), the Board shall make whatever adjustments it concludes are appropriate to: (a) the number and type of Awards that may be granted under this Plan, (b) the number and type of Options that may be granted to any individual under this Plan, (c) the Purchase Price of any Stock Award, (d) the Option Price and number and class of securities issuable under each outstanding Option, and (e) the repurchase price of any securities substituted for Option Shares that are subject to Reverse Vesting. The specific adjustments shall be determined by the Board in its sole and absolute discretion. Unless the Board specifies otherwise, any securities issuable as a result of any such adjustment shall be rounded to the next lower whole security.

      10.3     Fundamental Transactions. If the Company merges with another entity in a transaction in which the Company is not the surviving entity or if, as a result of any other transaction or event, other securities are substituted for the Shares or Shares may no longer be issued (each a “Fundamental Transaction”), then, notwithstanding any other provision of this Plan, the Board shall do one or more of the following contingent on the closing or completion of the Fundamental Transaction: (a) arrange for the substitution of options or other compensatory awards on equity securities other than Shares (including, if appropriate, equity securities of an entity other than the Company) in exchange for Awards, (b) accelerate the vesting and termination of outstanding Awards, in whole or in part, so that Awards can be exercised prior to the closing or completion of the Fundamental Transaction but then terminate, (c) cancel Awards in exchange for cash payments to Awardees, and (d) arrange for any repurchase rights of the Company with respect to Award Shares to apply to the securities issued in substitution for Shares or terminate repurchase rights on Award Shares. The Board need not adopt the same rules for each Award or each Awardee.

      10.4     Changes of Control. The Board may also, but need not, specify that other transactions or events constitute a “Change of Control”. The Board may do that either before or after the transaction or event occurs. Examples of transactions or events that the Board may treat as Changes of Control are: (a) the Company or an Affiliate is a party to a merger, consolidation, amalgamation, or other transaction in which the beneficial stockholders of the Company, immediately before the transaction, beneficially own securities representing 50% or less of the total combined voting power or value of the Company immediately after the transaction, (b) any person or entity, including a “group” as contemplated by Section 13(d)(3) of the Exchange Act, acquires securities holding 30% or more of the total combined voting power or value of the Company, or (c) as a result of or in connection with a contested election of Company Directors, the persons who were Company Directors immediately before the election cease to constitute a majority of the Board. In connection with a Change of Control, notwithstanding any other provision of this Plan, the Board may take any one or more of the actions described in Section 10.3. In addition, the Board may extend the date for the exercise of Awards (but not beyond their original Expiration Date). The Board need not adopt the same rules for each Award or each Awardee.

      10.5     Divestiture. If the Company or an Affiliate sells or otherwise transfers equity securities of an Affiliate to a person or entity other than the Company or an Affiliate, or leases, exchanges or transfers all or any portion of its assets to such a person or entity, then the Board, in its sole and absolute discretion, may specify that such transaction or event constitutes a “Divestiture”. In connection with a Divestiture, notwithstanding any other provision of this Plan, the Board may take one or more of the actions described in Section 10.3 or 10.4 with respect to Awards or Award Shares held by, for example, Employees, Directors or Consultants for whom that transaction or event results in a Termination. The Board need not adopt the same rules for each Award or each Awardee.

      10.6     Dissolution. If the Company adopts a plan of dissolution, the Board may, in its sole and absolute discretion, cause Awards to be fully vested and exercisable (but not after their Expiration Date) before the dissolution is completed but contingent on its completion and may cause the Company’s repurchase rights on Award Shares to lapse upon completion of the dissolution. To the extent not exercised before the earlier of the completion of the dissolution or their Expiration Date, Awards shall terminate immediately prior to the completion of the dissolution. The Board need not adopt the same rules for each Award or each Awardee.

      10.7     Cut-Back to Preserve Benefits. If the Administrator determines that the net after-tax amount to be realized by any Awardee, taking into account any accelerated vesting, termination of repurchase rights, or cash payments to that Awardee in connection with any transaction or event addressed in this Section 10 would be greater if one or more of those steps were not taken with respect to that Awardee’s Awards or Award Shares, then and to that extent one or more of those steps shall not be taken.

11.	Withholding and Tax Reporting

11.1	Tax Withholding Alternatives

      (a) General. Whenever Award Shares are issued or become free of restrictions, the Company may require the Awardee to remit to the Company an amount sufficient to satisfy any applicable tax withholding requirement, whether the related tax is imposed on the Awardee or the Company. The Company shall have no obligation to issue or deliver Award Shares or release Award Shares from an escrow until the Awardee has satisfied those tax withholding obligations. Whenever payment in satisfaction of Awards is made in cash, the payment will be reduced by an amount sufficient to satisfy all tax withholding requirements.

      (b) Method of Payment. The Awardee shall pay any required withholding using the forms of consideration described in Section 6.4(b), except that, in the discretion of the Administrator, the Company may also permit the Awardee to use any of the forms of payment described in Section 6.4(c). The Administrator may also permit Award Shares to be withheld to pay required withholding. If the Administrator permits Award Shares to be withheld, the Fair Market Value of the Award Shares withheld shall not exceed the amount determined by the applicable minimum statutory withholding rates, and shall be determined as of the date that the amount of tax to be withheld or tendered for this purpose is to be determined.

      11.2     Reporting of Dispositions. Any holder of Option Shares acquired under an Incentive Stock Option shall promptly notify the Administrator in writing of the sale or other disposition of any of those Option Shares if the disposition occurs during: (a) the longer of two years after the Grant Date of the Incentive Stock Option and one year after the date the Incentive Stock Option was exercised, or (b) such other period as the Administrator has established.

12.	Compliance with Law

      12.1     Applicable Law. The grant of Awards and the issuance and subsequent transfer of Award Shares shall be subject to compliance with all Applicable Law. Awards may not be exercised, and Award Shares may not be transferred, in violation of Applicable Law. Awards may not be exercised unless: (a) a registration statement under the Securities Act is then in effect with respect to the related Award Shares, or (b) in the opinion of legal counsel to the Company, those Award Shares may be issued in accordance with an applicable exemption from the registration requirements of the Securities Act and any other applicable securities laws. The failure or inability of the Company to obtain from any regulatory body the authority considered by the Company’s legal counsel to be necessary or useful for the lawful issuance of any Award Shares or their subsequent transfer shall relieve the Company of any liability for failing to issue those Award Shares or permitting their transfer. As a condition to the exercise of any Award or the transfer of any Award Shares, the Company may require the Awardee to satisfy any requirements or qualifications that may be necessary or appropriate to comply with or evidence compliance with any Applicable Law.

      12.2     Certificates. All certificates for Shares or other securities delivered under this Plan will be subject to such stop transfer instructions, legends and other restrictions as the Administrator may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the Securities and Exchange Commission or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

13.	Amendment or Termination of this Plan or Outstanding Awards

      13.1     Amendment and Termination. The Board may at any time amend, suspend, or terminate this Plan.

      13.2     Stockholder Approval. The Company shall obtain the approval of the Company’s stockholders for any material amendment to this Plan or if stockholder approval is necessary or desirable to comply with any Applicable Law or with the requirements applicable to the grant of Awards intended to be Incentive Stock Options. The Board may also, but need not, require that the Company’s stockholders approve any other amendments to this Plan.

      13.3     Effect. No amendment, suspension, or termination of this Plan, and no modification of any Award even in the absence of an amendment, suspension, or termination of this Plan, shall impair any existing contractual rights of any Awardee unless the affected Awardee consents to the amendment, suspension, termination, or modification. However, no such consent shall be required if the Administrator determines in its sole and absolute discretion that the amendment, suspension, termination, or modification: (a) is required or advisable in order for the Company, the Plan or the Award to satisfy Applicable Law, to meet the requirements of any accounting standard or to avoid any adverse accounting treatment, or (b) in connection with any transaction or event described in Section 10, is in the best interests of the Company or its stockholders. The Administrator may, but need not, take the tax consequences to affected Awardees into consideration in acting under the preceding sentence. Termination of this Plan shall not affect the Administrator’s ability to exercise the powers granted to it under this Plan with respect to Awards granted before the termination, or Award Shares issued under such Awards, even if those Award Shares are issued after the termination.

14.	Reserved Rights

      14.1     Nonexclusivity of this Plan. This Plan shall not limit the power of the Company or any Affiliate to adopt other incentive arrangements including, for example, the grant or issuance of stock options, stock, or other equity-based rights under other plans or independently of any plan.

      14.2     Unfunded Plan. This Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Awardees, any such accounts will be used merely as a convenience. The Company shall not be required to segregate any assets on account of this Plan, the grant of Awards, or the issuance of Award Shares. The Company and the Administrator shall not be deemed to be a trustee of stock or cash to be awarded under this Plan. Any obligations of the Company to any Awardee shall be based solely upon contracts entered into under this Plan, such as Award Agreements. No such obligation shall be deemed to be secured by any pledge or other encumbrance on any assets of the Company. Neither the Company nor the Administrator shall be required to give any security or bond for the performance of any such obligation.

15.	Special Arrangements Regarding Award Shares

      15.1     Escrows and Pledges. To enforce any restrictions on Award Shares including restrictions related to Reverse Vesting, the Administrator may require their holder to deposit the certificates representing Award Shares, with stock powers or other transfer instruments approved by the Administrator endorsed in blank, with the Company or an agent of the Company to hold in escrow until the restrictions have lapsed or terminated. The Administrator may also cause a legend or legends referencing the restrictions to be placed on the certificates. Any Awardee who delivers a promissory note as partial or full consideration for the purchase of Award Shares will be required to pledge and deposit, with the Company, some or all of the Award Shares as collateral to secure the payment of the note. However, the Administrator may require or accept other or additional forms of collateral to secure the note and, in any event, the Company will have full recourse against the maker of the note, notwithstanding any pledge or other collateral, unless stated otherwise in the Award Agreement and the note.

      15.2 Repurchase Rights.

      (a) Reverse Vesting. If an Option or Stock Award is subject to Reverse Vesting, the Company shall have the right, during the three months after the Awardee’s Termination, to repurchase any or all of the Award Shares that were unvested as of the date of that Termination, for a price equal to the lower of: (i) the Option Price or Purchase Price for such Shares, minus the amount of any cash dividends paid or payable with respect to the Award Shares for which the record date precedes the repurchase, and (ii) the Fair Market Value of those Option Shares as of the date of the Termination. The repurchase price shall be paid in cash or, if the Option Shares were purchased in whole or in part for a promissory note, cancellation of the indebtedness under that note related to the repurchased portion of an Award, or a combination of those means. The Company may assign this right of repurchase.

      (b) Procedure. The Company or its assignee may choose to give the Awardee a written notice of exercise of its repurchase rights under this Section 15.2. However, the Company’s failure to give such a notice shall not affect its rights to repurchase Award Shares. The Company must, however, tender the repurchase price during the period specified in this Section 15.2 for exercising its repurchase rights in order to exercise such rights.

      15.3     Cash Dividends. Cash Dividends on Award Shares that are subject to any restrictions, including Reverse Vesting shall be held by the Company for the benefit of the Awardee until the lapsing of the restrictions on such Award Shares with such interest as determined by the Administrator in its sole discretion.

16.	Beneficiaries

      An Awardee may file a written designation of one or more beneficiaries who are to receive the Awardee’s rights under the Awardee’s Awards after the Awardee’s death. An Awardee may change such a designation at any time by written notice. If an Awardee designates a beneficiary, the beneficiary may exercise the Awardee’s Awards after the Awardee’s death. If an Awardee dies when the Awardee has no living beneficiary designated under this Plan, the Company shall allow the executor or administrator of the Awardee’s estate to exercise the Award or, if there is none, the person entitled to exercise the Option under the Awardee’s will or the laws of descent and distribution. In any case, no Award may be exercised after its Expiration Date.

17.	Miscellaneous

      17.1     Governing Law. This Plan and all determinations made and actions taken under this Plan shall be governed by the substantive laws, but not the choice of law rules, of the State of Delaware.

      17.2     Determination of Value. Fair Market Value shall be determined as follows:

(a) Listed Stock. If the Shares are traded on any established stock exchange or quoted on a national market system, Fair Market Value shall be the closing sales price for the Shares as quoted on that stock exchange or system for the date the value is to be determined (the “Value Date”) as reported in The Wall Street Journal or a similar publication. If no sales are reported as having occurred on the Value Date, Fair Market Value shall be that closing sales price for the last preceding trading day on which sales of Shares are reported as having occurred. If no sales are reported as having occurred during the five trading days before the Value Date, Fair Market Value shall be the closing bid for Shares on the Value Date. If Shares are listed on multiple exchanges or systems, Fair Market Value shall be based on sales or bids on the primary exchange or system on which Shares are traded or quoted.

(b) Stock Quoted by Securities Dealer. If Shares are regularly quoted by a recognized securities dealer but selling prices are not reported on any established stock exchange or quoted on a national market system, Fair Market Value shall be the mean between the high bid and low asked prices on the Value Date. If no prices are quoted for the Value Date, Fair Market Value shall be the mean between the high bid and low asked prices on the last preceding trading day on which any bid and asked prices were quoted.

(c) No Established Market. If Shares are not traded on any established stock exchange or quoted on a national market system and are not quoted by a recognized securities dealer, the Board will determine Fair Market Value in good faith. The Board will consider the following factors, and any others it considers significant, in determining Fair Market Value: (i) the price at which other securities of the Company have been issued to purchasers other than Employees, Directors, or Consultants, (ii) the Company’s net worth, prospective earning power, dividend-paying capacity, and non-operating assets, if any, and (iii) any other relevant factors, including the economic outlook for the Company and the Company’s industry, the Company’s position in that industry, the Company’s goodwill and other intellectual property, and the values of securities of other businesses in the same industry.

      17.3     Reservation of Shares. During the term of this Plan, the Company will at all times reserve and keep available such number of Shares as are still issuable under this Plan.

      17.4     Electronic Communications. Any Award Agreement, notice of exercise of an Award, or other document required or permitted by this Plan may be delivered in writing or, to the extent determined by the Administrator, electronically. Signatures may also be electronic if permitted by the Administrator and Applicable Law.

      17.5     Notices. Unless the Administrator specifies otherwise, any notice to the Company under any Option Agreement or with respect to any Awards or Award Shares shall be in writing (or, if so authorized by Section 17.4, communicated electronically), shall be addressed to the Chief Financial Officer of the Company, and shall only be effective when received by the Chief Financial Officer of the Company.

Adopted by the Board on: December 5, 2001

Approved by the stockholders on: February 8, 2002

Effective date of this Plan: February 8, 2002

Amended by the Board on: January 14, 2003

Amendment approved by the stockholders on: February 25, 2003

Amended by the Board on: December 10, 2003

Amendment approved by the stockholders on: February 24, 2004

Amended by the Board on: December 9, 2004

Amendment approved by the stockholders:

APPENDIX B

VIRAGE LOGIC CORPORATION

Amended and Restated 2000 Employee Stock Purchase Plan

1.	Purpose.

      This Plan is intended to allow Employees of the Company and its Designated Subsidiaries to purchase Common Stock through accumulated Payroll deductions.

2.	Defined Terms.

      The meanings of defined terms (generally, capitalized terms) in this Plan are provided in Section 23 (“Glossary”).

3.	Eligibility.

      (a) Participation. Any person who is an Employee on an Offering Date shall be eligible to participate in this Plan during the corresponding Offering Period.

      (b) Limits on Grants of Purchase Rights. Notwithstanding any provision of this Plan to the contrary, no Employee shall be granted a Purchase Right under this Plan (i) if immediately after the grant of a Purchase Right on the Offering Date, the Employee would own stock (including shares the Employee would be considered to own under Code Section 424(d) and stock that the Employee could purchase by exercise of Purchase Rights or other options) possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary, or (ii) to the extent that the Employee’s Purchase Rights under all employee stock purchase plans of the Company and its Subsidiaries accrues at a rate that exceeds twenty-five thousand dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such Purchase Right is granted) for each calendar year in which such Purchase Right is outstanding at any time.

4.	Offering Periods.

      Except as otherwise determined by the Administrator:

(a) the first Offering Period under this Plan shall begin on October 1, 2000 and shall end on March 31, 2001, the second Offering Period under this Plan shall begin on April 1, 2001 and shall end on September 30, 2001, and the third Offering Period shall begin on October 1, 2001 and shall end on February 15, 2002;

(b) thereafter, a new Offering Period shall begin on the first business day after each February 15 and August 15 while this Plan is in effect;

(c) except for the third Offering Period which shall be four and a half months in duration, the duration of each Offering Period shall be six months (measured from the first business day of the first month to the last business day of the sixth month); and

(d) an Offering Period shall terminate on the first date that no Participant is enrolled in it.

5.	Participation.

      (a) An Employee may become a Participant in this Plan by completing a subscription agreement, in such form as the Administrator may approve from time to time, and delivering it to the Administrator by 1 p.m. Pacific time on the applicable Offering Date, unless another time for filing the subscription agreement is set by the Administrator for all Employees with respect to a given Offering Period. The subscription agreement shall authorize Payroll deductions pursuant to this Plan and shall have such other terms as the Administrator may specify from time to time.

      (b) At the end of an Offering Period, each Participant in the Offering Period who remains an Employee shall be automatically enrolled in the next succeeding Offering Period (a “Re-enrollment”) unless, in a manner and at a time specified by the Administrator, but in no event later than 1 p.m. Pacific time on the Offering Date of such succeeding Offering Period, the Participant notifies the Administrator in writing that the Participant does not wish to be re-enrolled. Re-enrollment shall be at the withholding percentage specified in the Participant’s most recent subscription agreement. No Participant shall be automatically re-enrolled whose participation has terminated by operation of Section 10.

6.	Payroll Deductions.

      (a) Payroll deductions under this Plan shall be in whole percentages, from a minimum of 1% up to a maximum of 15%, as specified by the Participant in his or her subscription agreement in effect on the first day of an Offering Period. Payroll deductions for a Participant shall begin with the first payroll payment date of the Offering Period and shall end with the last payroll payment date of the Offering Period, unless sooner terminated by the Participant as provided in Section 10.

      (b) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code, a Participant’s payroll deduction may be decreased to zero percent (0%) at any time during an Offering Period. Payroll deductions shall recommence at the rate provided in such Participant’s subscription agreement at the beginning of the first Offering Period that is scheduled to end in the following calendar year, unless terminated by the Participant as provided in Section 10 hereof.

      (c) A Participant’s Payroll deductions shall be credited to his or her account under this Plan. A Participant may not make any additional payments into his or her account.

      (d) A Participant may reduce his or her Payroll deductions by any whole percentage (but not below 1%) at any time during an Offering Period, effective 15 days after the Participant files with the Administrator a new subscription agreement authorizing the change. A Participant may change his or her Payroll deductions during an Offering Period, effective the first business day after a Purchase Date, by delivering a new subscription agreement authorizing the change to the Administrator by 1 p.m. Pacific time on the effective date of the increase.

7.	Purchase Rights.

      (a) Grant of Purchase Rights. On the Offering Date of each Offering Period, the Participant shall be granted a Purchase Right to purchase on the Purchase Date of such Offering Period up to a number of shares of Common Stock determined by dividing (i) such Participant’s payroll deductions accumulated on or prior to such Purchase Date and retained in the Participant’s account as of the Purchase Date by (ii) the applicable Purchase Price; provided that in no event shall a Participant be entitled to purchase during such Offering Period more than 1,500 shares of Common Stock (subject to adjustment pursuant to Section 17 hereof).

      (b) Terms of Purchase Rights. Except as otherwise determined by the Administrator, each Purchase Right shall have the following terms:

(i) The per-share Purchase Price of the shares subject to a Purchase Right shall be 85% of the lower of the fair market value of a share of Common Stock on (a) the Offering Date on which the Purchase Right was granted and (b) the Purchase Date. The fair market value of the Common Stock on a given date shall be the closing price as reported in the Wall Street Journal; provided, however, that if there is no public trading of the Common Stock on that date, then the fair market value shall be determined by the Administrator in its discretion.

(ii) Payment for shares purchased by exercise of Purchase Rights shall be made only through Payroll deductions under Section 6.

(iii) Upon purchase or disposition of shares acquired by exercise of a Purchase Right, the Participant shall pay, or make provision satisfactory to the Administrator for payment of, all tax (and similar) withholdings that the Administrator determines, in its discretion, are required due to the acquisition or disposition, including without limitation any such withholding that the Administrator determines in its discretion is necessary to allow the Company and its Subsidiaries to claim tax deductions or other benefits in connection with the acquisition or disposition.

(iv) During his or her lifetime, a Participant’s Purchase Right is exercisable only by the Participant.

(v) Purchase Rights will in all respects be subject to the terms and conditions of this Plan, as interpreted by the Administrator from time to time.

8.	Purchase of Shares.

      (a) Each then-outstanding Purchase Right shall be exercised automatically on each Purchase Date, following addition to the Participant’s account of that day’s Payroll deductions, to purchase the maximum number of full shares of Common Stock at the applicable Purchase Price using the Participant’s accumulated Payroll deductions. No fractional shares shall be purchased.

      (b) The shares purchased upon exercise of a Purchase Right shall be deemed to be transferred to the Participant on the Purchase Date.

      (c) Any money left over in a Participant’s account at the end of the last Purchase Date in an Offering Period that is not sufficient to purchase a full share of Common Stock shall be retained in the Participant’s account for the subsequent Offering Period. Any other money left over in a Participant’s account at the end of the last Purchase Date in an Offering Period shall be refunded promptly to the Participant.

9.	Registration and Delivery of Share Certificates.

      (a) Shares purchased by a Participant under this Plan will be registered in the name of the Participant, or in the name of the Participant and his or her spouse, or in the name of the Participant and joint tenant(s) (with right of survivorship), as designated by the Participant.

      (b) As soon as administratively feasible after each Purchase Date, the Company shall deliver to the Participant a certificate representing the shares purchased upon exercise of a Purchase Right. If approved by the Administrator in its discretion, the Company may instead (i) deliver a certificate (or equivalent) to a broker for crediting to the Participant’s account or (ii) make a notation in the Participant’s favor of non-certificated shares on the Company’s stock records.

10.	Withdrawal; Termination of Employment.

      (a) A Participant may withdraw all, but not less than all, the Payroll deductions credited to his or her account under this Plan before a Purchase Date by giving written notice to the Administrator, in a form the Administrator prescribes from time to time, at least 15 days before the Purchase Date. Payroll deductions will then cease as to the Participant, no purchase of shares will be made for the Participant on the Purchase Date, and all Payroll deductions then credited to the Participant’s account will be refunded promptly.

      (b) Upon termination of a Participant’s Continuous Employment for any reason, including retirement or death, all Payroll deductions credited to the Participant’s account will be promptly refunded to the Participant or, in the case of death, to the person or persons entitled thereto under Section 14, and the Participant’s Purchase Right will automatically terminate.

      (c) A Participant’s withdrawal from an offering will not affect the Participant’s eligibility to participate in a succeeding offering or in any similar plan that may be adopted by the Company.

11.	Use of Funds; No Interest.

      Amounts withheld from Participants under this Plan shall constitute general funds of the Company, may be used for any corporate purpose, and need not be segregated from other funds. No interest shall accrue on a Participant’s Payroll deductions.

12.	Number of Shares Reserved.

      (a) The following numbers of shares of Common Stock are reserved for issuance under this Plan, and such number may be issued at any time before termination of this Plan:

(i) Beginning the date of approval of this Plan by the stockholders of the Company, 200,000 shares of Common Stock, however, beginning October 1, 2001, this number shall be reduced by 30,000 shares of Common Stock as such shares of Common Stock will be transferred on October 1, 2001 pursuant to Section 12(c) to a plan of similar terms, as approved by the Board, providing for the purchase of shares of Common Stock to employees of Subsidiaries designated by the Board that do not (or do not thereafter) participate in this Plan;

(ii) Beginning the first business day of each fiscal year starting October 1, 2001 or after, the lesser of an additional (A) 200,000 shares of Common Stock, (B) 0.75% of the outstanding shares of capital stock on such date, or (C) an amount determined by the Board; and

(iii) Begning the date of approval of this Amended and Restated Plan by the stockholders of the Company in the 2005 Annual Meeting of the Stockholders, an additional 200,000 shares of Common Stock.

      (b) If the total number of shares that would otherwise be subject to Purchase Rights granted on an Offering Date exceeds the number of shares then available under this Plan (after deduction of all shares for which Purchase Rights have been exercised or are then exercisable), the Administrator shall make a pro-rata allocation of the available shares in a manner that it determines to be as uniform and equitable as practicable. In such event, the Administrator shall give written notice of the reduction and allocation to each Participant.

      (c) The Administrator may, in its discretion, transfer shares reserved for issuance under this Plan into a plan or plans of similar terms, as approved by the Board, providing for the purchase of shares of Common Stock to employees of Subsidiaries designated by the Board that do not (or do not thereafter) participate in this Plan. Such additional plans may, without limitation, provide for variances from the terms of this Plan to take into account special circumstances (such as foreign legal restrictions) affecting the employees of the designated Subsidiaries.

13.	Administration.

      This Plan shall be administered by the Board or by such directors, officers, and employees of the Company as the Board may select from time to time (the “Administrator”). All costs and expenses incurred in administering this Plan shall be paid by the Company, provided that any taxes applicable to an Employee’s participation in this Plan may be charged to the Employee by the Company. The Administrator may make such rules and regulations as it deems necessary to administer this Plan and to interpret any provision of this Plan. Any determination, decision, or action of the Administrator in connection with the construction, interpretation, administration, or application of this Plan or any right granted under this Plan shall be final, conclusive, and binding upon all persons, and no member of the Administrator shall be liable for any such determination, decision, or action made in good faith.

14.	Designation of Beneficiary.

      (a) A Participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the Participant’s account under this Plan in the event of the Participant’s death.

      (b) A designation of beneficiary may be changed by the Participant at any time by written notice. In the event of the death of a Participant, and in the absence of a beneficiary validly designated under this Plan who is living at the time of the Participant’s death, the Administrator shall deliver such shares and/or cash to the executor or administrator of the Participant’s estate, or if no such executor or administrator has been appointed (to the Administrator’s knowledge), the Administrator, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant or, if no spouse, dependent, or relative is known to the Administrator, then to such other person as the Administrator may designate.

15.	Transferability.

      Neither Payroll deductions credited to a Participant’s account nor any rights with regard to the exercise of a Purchase Right or to receive shares under this Plan may be assigned, transferred, pledged, or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 14) by the Participant. Any such attempt at assignment, transfer, pledge, or other disposition shall be without effect, except that the Administrator may treat such act as an election to withdraw funds in accordance with Section 10.

16.	Reports.

      Individual accounts will be maintained for each Participant in this Plan. Statements of account will be given to participating Employees promptly following each Purchase Date, setting forth the amounts of Payroll deductions, per-share purchase price, number of shares purchased, and remaining cash balance, if any.

17.	Adjustments upon Changes in Capitalization.

      (a) Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each unexercised Purchase Right and the number of shares of Common Stock authorized for issuance under this Plan but not yet placed under a Purchase Right (collectively, the “Reserves”), as well as the price per share of Common Stock covered by each unexercised Purchase Right, shall be proportionately adjusted for any change in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any change in the number of shares of Common Stock effected without receipt of consideration by the Company (not counting shares issued upon conversion of convertible securities of the Company as “effected without receipt of consideration”). Such adjustment shall be made by the Board and shall be final, binding, and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no consequent adjustment shall be made with respect to, the number or price of shares of Common Stock subject to a Purchase Right.

      (b) In the event of the proposed dissolution or liquidation of the Company, the then-current Offering Period will terminate immediately before the consummation of the proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the Company’s assets, or the merger of the Company with or into another corporation (if the Company’s stockholders own less than 50% of the total outstanding voting power in the surviving entity or a parent of the surviving entity after the merger), each Purchase Right under this Plan shall be assumed or an equivalent purchase right shall be substituted by the successor corporation or a parent or subsidiary of the successor corporation, unless the successor corporation does not agree to assume the Purchase Rights or to substitute equivalent purchase rights, in which case the Board may, in lieu of such assumption or substitution, accelerate the exercisability of Purchase Rights and allow Purchase Rights to be exercisable as to shares as to which they would not otherwise be exercisable, on terms and for a period that the Board determines in its discretion. To the extent that the Board accelerates exercisability of Purchase Rights as described above, it shall promptly so notify all Participants in writing.

      (c) The Board may, in its discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding Purchase Right, if the Company effects one or more reorganizations, recapitalizations, rights offerings, or other increases or reductions of shares of its outstanding Common Stock, or if the Company consolidates with or merges into any other corporation, in a transaction not otherwise covered by this Section 17.

18.	Amendment or Termination.

      (a) The Board may at any time terminate or amend this Plan. No amendment may be made without prior approval of the stockholders of the Company (obtained in the manner described in Section 20) if it would increase the number of shares that may be issued under this Plan.

      (b) The Board may elect to terminate any or all outstanding Purchase Rights at any time, except to the extent that exercisability of such Purchase Rights has been accelerated pursuant to Section 17(b). If this Plan is terminated, the Board may also elect to terminate Purchase Rights upon completion of the purchase of shares on the next Purchase Date or to permit Purchase Rights to expire in accordance with their terms (with participation to continue through such expiration dates). If Purchase Rights are terminated before expiration, any funds contributed to this Plan that have not been used to purchase shares shall be refunded to Participants as soon as administratively feasible.

19.	Notices.

      All notices or other communications by a Participant to the Company or the Administrator under or in connection with this Plan shall be deemed to have been duly given when received in the form specified by the Administrator at the location, or by the person, designated by the Administrator for that purpose.

20.	Stockholder Approval.

      This Plan shall be submitted to the stockholders of the Company for their approval within 12 months after the date this Plan is adopted by the Board.

21.	Conditions upon Issuance of Shares.

      (a) Shares shall not be issued with respect to a Purchase Right unless the exercise of such Purchase Right and the issuance and delivery of such shares pursuant thereto complies with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

      (b) As a condition to the exercise of a Purchase Right, the Company may require the person exercising such Purchase Right to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

22.	Term of Plan.

      This Plan shall become effective upon the earlier of its adoption by the Board or its approval by the stockholders of the Company as described in Section 20. It shall continue in effect for a term of 20 years unless sooner terminated under Section 18.

23.	Glossary.

      The following definitions apply for purposes of this Plan:

(a) “Administrator” means the Board or the persons appointed by the Board to administer this Plan pursuant to Section 13.

(b) “Board” means the Board of Directors of the Company.

(c) “Code” means the Internal Revenue Code of 1986, as amended.

(d) “Common Stock” means the Common Stock of the Company.

(e) “Company” means Virage Logic Corporation, a Delaware corporation.

(f) “Continuous Employment” means the absence of any interruption or termination of service as an Employee. Continuous Employment shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company, provided that either (i) the leave does not exceed 90 days or (ii) re-employment upon expiration of the leave is guaranteed by contract or statute.

(g) “Designated Subsidiaries” means the Subsidiaries that have been designated by the Board from time to time in its sole discretion to participate in this Plan.

(h) “Employee” means any person, including an officer, who is customarily employed for at least 20 hours per week and five months per year by the Company or one of its Designated Subsidiaries. Whether an individual qualifies as an Employee shall be determined by the Administrator, in its sole discretion, by reference to Section 3401(c) of the Code and the regulations promulgated thereunder; unless the Administrator makes a contrary determination, the Employees of the Company shall, for all purposes of this Plan, be those individuals who satisfy the customary employment criteria set forth above and are carried as employees by the Company or a Designated Subsidiary for regular payroll purposes.

(i) “Offering Date” means the first business day of an Offering Period.

(j) “Offering Period” means a period established by the Administrator pursuant to Section 4 during which Payroll deductions are accumulated from Participants and applied to the purchase of Common Stock.

(k) “Participant” means an Employee who has elected to participate in this Plan pursuant to Section 5.

(l) “Payroll” means all regular, straight-time gross earnings, exclusive of payments for overtime, shift premium, incentive compensation or payments, bonuses, and commissions.

(m) “Plan” means this Virage Logic Corporation Amended and Restated 2000 Employee Stock Purchase Plan.

(n) “Purchase Date” means March 31, 2001, or September 30, 2001, or, beginning with the Offering Period that begins October 1, 2001, the February 15 or August 15 that occurs during an Offering Period.

(o) “Purchase Right” means a right to purchase Common Stock granted pursuant to Section 7.

(p) “Subsidiary” means, from time to time, any corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or another Subsidiary of the Company.

PROXY

VIRAGE LOGIC CORPORATION

Proxy Solicited by the Board of Directors for the Annual Meeting of Stockholders
to be Held March 1, 2005

The undersigned hereby appoints Adam A. Kablanian and Alexander Shubat or any one of them with full power of substitution, proxies to vote at the Annual Meeting of Stockholders of Virage Logic Corporation (the “Company”) to be held on March 1, 2005 at 8:00 a.m., local time, and at any adjournment thereof, hereby revoking any proxies heretofore given, to vote all shares of Common Stock of the Company held or owned by the undersigned as directed on the reverse side of this proxy card, and in their discretion upon such other matters as may come before the meeting.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT
PROMPTLY IN THE ENCLOSED ENVELOPE.

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THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSALS THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.									Mark Here for Address Change or Comments	☐
PLEASE SEE REVERSE SIDE
				FOR All nominees listed (except as indicated below)	WITHHELD AUTHORITY to vote (as to all nominees)			FOR	AGAINST	ABSTAIN
1.	To elect Alexander Shubat and Michael Stark as Class II directors, to hold office until the 2008 Annual Meeting of Stockholders and until their successors are elected and qualified, the nominees listed below:			☐	☐	3.	To approve the amendment of the Virage Logic Corporation 2000 Employee Stock Purchase Plan.	☐	☐	☐
						4.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2005.

	Nominees:	01 Alexander Shubat 02 Michael Stark	To withhold authority to vote for any individual nominee, write the nominee’s name on the line provided below.)			The Board recommends that you vote FOR the above proposals. This proxy, when properly executed, will be voted in the manner directed above. WHEN NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ABOVE PROPOSALS. This proxy may be revoked by the undersigned at any time, prior to the time it is voted by any of the means described in the accompanying proxy statement.

			FOR	AGAINST	ABSTAIN

2.	To approve the amendment of the Virage Logic Corporation 2002 Equity Incentive Plan.		☐	☐	☐

Signature_________________________________	Signature _________________________________	Date ________________________________, 2005
Date and sign exactly as name(s) appear(s) on this proxy. If signing for estates, trusts, corporation or other entities, title or capacity should be stated. If shares are held jointly, each holder should sign.

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